                                                                 CONFORMED COPY
                                                                 --------------

                                 EXHIBIT 10.5



________________________________________________________________________________

                           LEASE AGREEMENT [N583ML]

                          dated as of August 10, 1999

                                    between

                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION

                                Owner Trustee,

                                                         Lessor,

                                      and

                          MIDWAY AIRLINES CORPORATION

                                                         Lessee.

                        Covering One Canadair Regional
                          Jet Series 200 ER Aircraft
                          Registration Number N583ML
                       Manufacturer's Serial Number 7327

_______________________________________________________________________________


This Lease Agreement is subject to a security interest in favor of Allfirst Bank, as Indenture Trustee, under the Trust Indenture and Security Agreement [N583ML] dated as of August 10, 1999, for the benefit of the holders of the Equipment Notes referred to in such Trust Indenture and Security Agreement. This Lease Agreement has been executed in counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the counterpart containing the receipt therefor executed by Allfirst Bank, as Indenture Trustee, on the signature page thereof.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                  Page
Section 1.    Interpretation..................................................................       1
        (a)   Definitions.....................................................................       1
        (b)   References......................................................................       1
        (c)   Headings........................................................................       2
        (d)   Appendices, Schedules and Exhibits..............................................       2

Section 2.    Delivery and Leasing of the Aircraft............................................       2
        (a)   Leasing of the Aircraft.........................................................       2
        (b)   Delivery and Acceptance of the Aircraft Under the Lease.........................       2

Section 3.    Term and Rent...................................................................       2
        (a)   Term............................................................................       2
        (b)   Basic Rent......................................................................       2
        (c)   Supplemental Rent...............................................................       3
        (d)   Adjustments to Basic Rent and Termination Values................................       3
        (e)   Manner of Payment...............................................................       5
        (f)   Minimum Rent....................................................................       6
        (g)   Rent Obligations Unconditional..................................................       6

Section 4.    The Lessor's Representations and Warranties.....................................       7

Section 5.    Possession, Operation and Use, Maintenance, Registration and Insignia...........       8
        (a)   General.........................................................................       8
        (b)   Possession......................................................................       8
        (c)   Operation and Use...............................................................      15
        (d)   Maintenance.....................................................................      16
        (e)   Registration....................................................................      16

Section 6.    Inspection......................................................................      17

Section 7.    Replacement and Pooling of Parts; Alterations, Modifications
              and Additions; Substitution of Engines..........................................      18
        (a)   Replacement of Parts............................................................      18
        (b)   Title to Parts..................................................................      19
        (c)   Pooling or Parts Leasing........................................................      19
        (d)   Alterations, Modifications and Additions........................................      20
        (e)   Substitution of Engines.........................................................      21

Section 8.    Loss, Destruction or Requisition................................................      25

        (a)   Event of Loss with Respect to the Airframe......................................      25
        (b)   Effect of Replacement...........................................................      26
        (c)   Effect of Termination Value Payment.............................................      26
        (d)   Conditions to Airframe Replacement..............................................      27
        (e)   Non-Insurance Payments Received on Account of an Event of Loss..................      30
        (f)   Requisition for Use.............................................................      31
        (g)   Certain Payments to be Held As Security.........................................      32
        (h)   Notice of Damage................................................................      32

Section 9.    Insurance.......................................................................      32
        (a)   Public Liability and Property Damage Insurance..................................      32
        (b)   Insurance Against Loss or Damage to the Aircraft and Engines....................      33
        (c)   Additional Insureds; Loss Payment...............................................      34
        (d)   Deductibles and Self-Insurance..................................................      35
        (e)   Application of Hull Insurance Proceeds..........................................      36
        (f)   Insurance for Own Account.......................................................      36
        (g)   Reports, etc....................................................................      37
        (h)   Right to Pay Premiums...........................................................      38
        (i)   Spares Physical Damage Insurance................................................      38

Section 10.   Liens...........................................................................      38

Section 11.   Recordation and Further Assurances..............................................      39
        (a)   Recordation of Lease............................................................      39
        (b)   Further Assurances..............................................................      39
        (c)   Markings........................................................................      40

Section 12.   Return of Aircraft and Records..................................................      40
        (a)   Return of Aircraft..............................................................      40
        (b)   Return of Other Engines.........................................................      41
        (c)   Fuel; Records...................................................................      41
        (d)   Condition of Aircraft...........................................................      41
        (e)   Failure to Return...............................................................      41
        (f)   Storage and Related Matters.....................................................      42

Section 13.   Renewal Option and Purchase Options.............................................      42
        (a)   Renewal Terms...................................................................      42
        (b)   Lessee's Purchase Options.......................................................      43
              (i)      Rights to Purchase.....................................................      43
              (ii)     Option to Assume Equipment Notes.......................................      44
              (iii)    Notice of Exercise of Option...........................................      44

Section 14.   Voluntary Termination for Obsolescence..........................................      44
        (a)   Termination by Sale of Aircraft.................................................      44
        (b)   Payments Due Upon Sale of Aircraft..............................................      46
        (c)   Preemptive Election by Lessor...................................................      46
        (d)   Termination of Lease............................................................      46
        (e)   Effect of No Sale or Preemptive Delivery to Lessor..............................      47
        (f)   No Duty on Part of Lessor.......................................................      47

Section 15.   Investment of Security Funds....................................................      47

Section 16.   Events of Default...............................................................      48

Section 17.   Remedies........................................................................      51

Section 18.   Lessor's Right to Perform for the Lessee........................................      53

Section 19.   Bankruptcy......................................................................      54

Section 20.   Assignment: Benefit and Binding Effect..........................................      54
        (a)   Assignment by the Lessee........................................................      54
        (b)   Assignment by the Lessor........................................................      54
        (c)   Benefit and Binding Effect......................................................      55
        (d)   Sublessee's Performance and Rights..............................................      55

Section 21.   Owner Trustee's Limitation on Liability.........................................      55

Section 22.   Certain Agreements of Lessee....................................................      55

Section 23.   Miscellaneous...................................................................      56
        (a)   Notices.........................................................................      56
        (b)   Counterparts....................................................................      56
        (c)   Amendments......................................................................      56
        (d)   Agreement to Lease..............................................................      57
        (e)   Governing Law...................................................................      57
        (f)   Severability....................................................................      58
        (g)   Survival........................................................................      58
        (h)   Article 2A......................................................................      58

Appendix A    Definitions
Exhibit A     Lease Supplement
Exhibit B     Certain Economic Information
Exhibit C     Basic Rent

Exhibit D     Termination Values
Exhibit E     List of Countries
Exhibit F     Return Conditions

          THIS LEASE AGREEMENT [N583ML], dated as of August 10, 1999, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee.


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, the Lessor intends to purchase the Aircraft pursuant to the terms of the Participation Agreement;

          WHEREAS, the Lessee desires to lease from the Lessor and the Lessor is willing to lease to the Lessee the Aircraft upon and subject to the terms and conditions of this Lease; and

          WHEREAS, the parties intend this Lease to constitute a true lease and not a security agreement;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:

 Section 1.    Interpretation.
               --------------

               (a)  Definitions.
                    -----------

               Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Lease for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A and, unless otherwise specified, such meanings shall be equally applicable to both the singular and the plural forms of such terms.

               (b)  References.
                    ----------

               References in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Lease unless otherwise specified. Paragraphs identified with a letter and clauses identified with a number or letter within a section may be referred to either by section reference (for example, this is Section l(b)) or by paragraph and clause reference (for example, this is also paragraph (b) of Section 1) with the same meaning.

               (c)  Headings.
                    --------

               The headings of the various sections, paragraphs and clauses of this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

               (d)  Appendices, Schedules and Exhibits.
                    ----------------------------------

               The appendices, schedules and exhibits hereto are part of this Lease.

Section 2.     Delivery and Leasing of the Aircraft.
               ------------------------------------

               (a)  Leasing of the Aircraft.
                    -----------------------

               Subject to the satisfaction or waiver of the conditions precedent stated in the Participation Agreement, the Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the Aircraft on the terms and conditions set forth herein, such leasing to be evidenced by the execution and delivery by the Lessor and the Lessee on the Delivery Date of a Lease Supplement.

               (b)  Delivery and Acceptance of the Aircraft Under the Lease.
                    -------------------------------------------------------

               The Lessor hereby authorizes one or more persons designated by the Lessee as the authorized representative or representatives of the Lessor to accept delivery of the Aircraft from the Seller. By executing and delivering Lease Supplement No. 1, the Lessee confirms to the Lessor that the Lessee has duly and irrevocably accepted delivery of the Aircraft for all purposes of this Lease.

Section 3.     Term and Rent.
               -------------

               (a)  Term.
                    ----

               The Aircraft is leased for a Term which shall comprise the Basic Term and, at the option of the Lessee exercised in accordance with Section 13(a), one or more Renewal Terms. The Basic Term shall commence on the Delivery Date and continue through the Expiration Date; and each Renewal Term, if any, shall be for the applicable period provided in Section 13(a), except that the Term (including the Basic Term or any Renewal Term, as the case may be) shall end upon any earlier termination of this Lease according to its terms.

               (b)  Basic Rent.
                    ----------

               The Lessee shall pay Basic Rent in consecutive semi-annual installments on each Basic Rent Payment Date during the Basic Term, each such installment to be in an amount determined by multiplying Lessor's Cost by the percentage set forth in Exhibit C for the applicable Basic Rent Payment Date. The Lessee shall pay Basic Rent during a Renewal Term in the amounts and at the times provided in Section 13(a) for such Renewal Term.

          (c) Supplemental Rent.
              -----------------

          The Lessee shall pay to the Lessor, or to whoever shall be entitled thereto, any and all Supplemental Rent when the same shall become due and owing. Without limiting the foregoing, the Lessee shall pay as Supplemental Rent:

                    (i) to the Lessor, on demand, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for the period for which the same shall be overdue;

                    (ii) to whoever shall have been entitled to receive the relevant payment of Supplemental Rent, on demand, interest at the Past Due Rate on any payment of Supplemental Rent (other than interest payable under this clause (ii)) not paid when due for the period for which the same shall be overdue;

                    (iii) to the Lessor, an amount equal to any Make-Whole
               Amount as and when such amount is due and payable by the Lessor under the terms of the Indenture (except in the case of any prepayment pursuant to Section 2.12 of the Indenture); and

                    (iv) to the Lessor, an amount equal to any Increased Cost or other amount that the Lessor is obligated to pay pursuant to
               Section 2.14 of the Indenture.

          The obligations of the Lessee to pay Supplemental Rent provided for in this Section 3(c) shall survive the expiration or other termination of this Lease.

          (d) Adjustments to Basic Rent and Termination Values.
              ------------------------------------------------

          All installments of Basic Rent remaining to be paid during the Basic Term shall be recalculated and adjusted, upwards or downwards as the case may be (and corresponding adjustments shall be made to the EBO Amount and the Termination Values applicable during the remaining Basic Term) to maintain the Net Economic Return and, to the greatest extent consistent with such maintenance of such Net Economic Return, to minimize the net present value (calculated at a discount rate equal to the Applicable Rate or such other rate as may be specified by the Lessee to the Owner Participant) of the remaining Basic Rent payments (or, if the Lessee shall have so specified to the Owner Participant, the remaining Basic Rent Payments to the EBO Date together with the EBO Amount), if:

          (i)   the Delivery Date shall not be August 16, 1999;

          (ii) there shall be a refinancing or refunding of the debt evidenced by the Equipment Notes pursuant to Section 13.01 of the Participation Agreement;

          (iii) the Transaction Costs payable by the Owner Participant pursuant to Section 8.01(a) of the Participation Agreement shall be greater or less than the percentage of Lessor's Cost set forth on Exhibit B; or

          (iv) there shall be an adjustment of Termination Values as provided in Section 16 of the Tax Indemnity Agreement.

Adjustments to the installments of Basic Rent (expressed as percentages of Lessor's Cost) set forth in Exhibit C and conforming adjustments to the EBO Amount and the amounts of Termination Values (expressed as percentages of Lessor's Cost) set forth in Exhibit D shall be calculated by the Owner Participant in accordance with the terms of this Section 3(d), and the Owner Participant shall deliver to the Lessee, the Lessor and the Indenture Trustee schedules setting forth the revised EBO Amount and the revised percentages that the Owner Participant proposes to include in Exhibits C and D, subject to review by the Lessee and verification as provided herein. In the event of a dispute regarding any such adjustment which is not resolved by agreement of the Lessee and the Owner Participant, the adjustments, at the request of the Lessee delivered to the Owner Participant within 30 days after receipt of the Owner Participant's proposed adjustments, shall be subjected to verification by a lease advisory firm or a nationally recognized firm of accountants to be selected by the Owner Participant and reasonably acceptable to the Lessee. The Owner Participant shall provide to such firm, but not, in any circumstances, to Lessee or any representatives of Lessee, on a confidential basis such information as such firm may reasonably require, including, without limitation, a true copy of this Lease and a full description of the methodology and assumptions employed by the Owner Participant in calculating the EBO Amount or Basic Rent or Termination Value set forth in Exhibits C and D as in effect on the Delivery Date and a true copy of the calculations of the same performed by the Owner Participant at the time, to enable such firm to determine whether the adjustments proposed by the Owner Participant are mathematically accurate, apply the same methodology and assumptions (except to the extent changed by the events giving rise to such recalculation) as were employed in the calculations of the Basic Rent, EBO Amount and Termination Values in effect on the Delivery Date, and are otherwise in conformity with the provisions of this Lease. The Lessee and its financial advisors shall be entitled to submit such data and views as the Lessee may elect to such firm concerning the proposed adjustments. The firm shall be requested to deliver to each of the Owner Participant, the Lessee, the Lessor and the Indenture Trustee within 30 days after its appointment its determination as to the changes, if any, that are appropriate with respect to the adjustments proposed by the Owner Participant. The adjustments proposed by the Owner Participant, if not disputed by the Lessee as provided above, or the determination of the firm as provided above, as the case may be, shall be conclusive, final and binding upon the Lessor, the Lessee and the Owner Participant, and the EBO Amount and Exhibits C and D shall be amended to reflect them. No dispute concerning any adjustment shall release the Lessee from its obligation to pay the EBO Amount or Basic Rent or Termination Value as then set forth in Exhibits C and D. All reasonable fees and expenses payable to a firm pursuant to this paragraph shall be paid by the Lessee except that such fees and expenses shall be paid entirely by the Owner Participant if, as a result of changes determined by the firm, the net present value, discounted at the Applicable Rate or such other rate as the Lessee may have specified as provided above in this paragraph, of Basic Rent remaining to be paid is ten basis points (0.10%) or more lower than it would have been under the adjustments proposed by the Owner Participant.

Any adjustments made pursuant to this Section 3(d) shall (i) be made so as to avoid characterization of this Lease as a "disqualified leaseback or long-term agreement" within the meaning of Section 467 of the Code and/or regulations thereunder (or any successor or relevant Code provision or regulations) and (ii) be in compliance with the requirements of Sections 4.02(5) and 4.07(l) of the Revenue Procedure 75-28 (or any successor relevant procedure), except to the extent that on the Delivery Date the Lease constituted such a "disqualified leaseback or long-term agreement" or was not in compliance with the revenue procedure referred to in clause (ii). In addition, notwithstanding any other provisions herein, in no event shall the EBO Amount be adjusted to an amount that is less than the greater of (A) the adjusted Termination Value as of the applicable EBO Date, (B) the estimated fair market value of the Aircraft on the applicable EBO Date (as set forth in the appraisal received pursuant to Section 3.01(b)(xiii) of the Participation Agreement), and (C) the present value as of the applicable EBO Date of (x) the remaining scheduled Basic Rent through the end of the Basic Term plus (y) Estimated Value (as identified on Exhibit B) (the present value calculation described in this clause (C) shall utilize a semi-annual compounded discount rate no lower than the rate per annum identified on Exhibit B as the Compounded Discount Rate). All adjustments required pursuant to this Section 3(d) shall be set forth in a Lease Supplement or in an amendment to this Lease, and promptly after execution thereof by Lessor and Lessee, Lessee shall give a copy thereof to the Indenture Trustee.

          (e) Manner of Payment.
              -----------------

          All Rent payable by the Lessee to the Lessor hereunder shall be paid to the Lessor at its principal office at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware, 19801, Attention: Corporate Trust Administration, or to such other address as the Lessor shall specify in a notice to the Lessee, in Dollars in immediately available funds, so that the Lessor receives the full amount of each payment not later than 12:00 noon Eastern Time on the due date thereof, except that so long as the Indenture shall not have terminated pursuant to its terms, all Rent payable to the Lessor (other than Excluded Payments) shall be paid to the Indenture Trustee, in the manner provided above, at its principal office as specified in Section 12.01 of the Participation Agreement, or as the Indenture Trustee may otherwise direct by a notice delivered to the Lessee prior to the date of payment. If any Rent is due on a day that is not a Business Day, such Rent shall be paid on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment and (if paid on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day. Whether or not the Indenture remains in effect, Rent constituting Excluded Payments shall be paid directly to the Person entitled thereto in the manner and at or before the time specified above.

          (f) Minimum Rent.
              ------------

          Anything herein to the contrary notwithstanding,

                    (i) each installment of Basic Rent, whether or not such installment has been adjusted pursuant to Section 3(d), shall be in an amount which is at least equal to the amount of any principal of and interest on the Equipment Notes that falls due and is payable by the Lessor pursuant to the terms of the Indenture and the Equipment Notes (other than by reason of acceleration of the Equipment Notes) on the date when such installment of Basic Rent is due, and

                    (ii) Termination Value and EBO Amount, whether or not
               Termination Value or EBO Amount has been adjusted pursuant to
               Section 3(d), shall be in an amount which (when taken together with any Basic Rent due and payable in connection therewith) is at least equal to, as of the applicable date of payment, the aggregate unpaid principal of and accrued interest on the Equipment Notes (other than overdue amounts attributable to an Indenture Event of Default not caused solely by an Event of Default).

The preceding sentence is intended solely to provide for, and to allocate as between the Lessor and the Lessee the risk of, the possibility of miscalculation by the Lessor and the Lessee of amounts of Rent which it is contemplated will be available to the Indenture Trustee, as the Lessor's security assignee under the Indenture, for application to the payment of amounts payable by the Lessor on the Equipment Notes. The Lessee does not guarantee, and nothing in this paragraph (f) shall be construed to be a guarantee by the Lessee, that the Lessor will repay any principal of or pay any premium or interest on any Equipment Notes or that the Indenture Trustee will, or will be able to, apply for such purposes any amount of Rent paid by the Lessee.

          (g) Rent Obligations Unconditional.
              ------------------------------

          This Lease is a net lease, and it is intended that Lessee shall pay all costs and expenses of every character, whether seen or unforseen, ordinary or extraordinary or structural or nonstructural, in connection with the use, operation, maintenance, repair and reconstruction of the

Airframe and the Engines by Lessee, including the costs and expenses particularly set forth in this Lease. The Lessee's obligations to pay all Rent due and owing under the terms hereof shall be absolute and unconditional and shall not be affected by any circumstance whatsoever including, without limitation, (i) any setoff, counterclaim, recoupment or other right which the Lessee may have against the Lessor, the Owner Participant, the Indenture Trustee, the holders of the Equipment Notes or anyone else for any reason whatsoever, (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interference, interruption or cessation in or prohibition of the use or possession thereof by the Lessee for any reason whatsoever, including, without limitation, any such interference, interruption, cessation or prohibition resulting from the act of any governmental authority or any violation by the Lessor of Section 4 hereof, (iii) any Liens, encumbrances or rights of others with respect to the Aircraft, (iv) the invalidity or unenforceability or lack of due authorization or other infirmity or disaffirmance of this Lease or any provision hereof or any other Operative Agreement or any lack of right, power or authority of the Lessor or the Lessee to enter into this Lease or any other Operative Agreement, (v) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Lessee, or any other Person, or (vi) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, it being the intention of the parties that all Rent payable by the Lessee hereunder shall continue to be payable in all events in the manner and at the times provided herein. Such Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or any reduction for any reason. To the extent permitted by Applicable Law, the Lessee waives any rights which it may now have or which may be conferred upon it by statute or otherwise to terminate, cancel, quit or surrender this Lease except in accordance with the terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided in Sections 8, 13, 14 and 17, Lessee nonetheless agrees to pay to Lessor an amount equal to the Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Subject to the following sentence, each payment of Rent made by Lessee to Lessor shall be final as to Lessor and Lessee and Lessee will not seek to recover all or any part of such payment of Rent for any reason whatsoever. Nothing herein shall be construed as a waiver by the Lessee of any claim it may have against any Person arising under any of the Operative Agreements or otherwise, including, without limitation, any claim that Rent payments demanded from or paid by the Lessee are or were not due, are or were erroneous or were paid under mistake or protest, or be construed as a limitation on any rights of the Lessee to assert any claim in any proceeding at law, in equity or otherwise against the Lessor or any other Person and to pursue and obtain relief on such claim in such manner as the Lessee shall deem appropriate other than by setoff against Rent payments due under the terms hereof.

Section 4.     The Lessor's Representations and Warranties.
               -------------------------------------------

               (a) THE LESSOR LEASES THE AIRCRAFT HEREUNDER "AS-IS", "WHERE IS" AND NONE OF THE LESSOR, TRUST COMPANY INDIVIDUALLY, THE OWNER PARTICIPANT, THE INDENTURE TRUSTEE OR THE LOAN PARTICIPANT SHALL

BE DEEMED TO HAVE MADE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION, PERFORMANCE OR FITNESS FOR USE OR FOR ANY PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON LIABILITY IN TORT, STRICT OR OTHERWISE, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, provided that this Section 4(a) shall not derogate from the representations and warranties of the Lessor, the Trust Company, the Owner Participant, the Indenture Trustee and the Loan Participant contained in Article 5 of the Participation Agreement.

               (b) The Lessor covenants that during the Term, as long as no Event of Default has occurred and is continuing, the Lessee's possession, use and quiet enjoyment of the Aircraft leased hereunder shall not be interrupted by the Lessor (or any Person lawfully claiming through the Lessor).

 Section 5.    Possession, Operation and Use,
               Maintenance, Registration and Insignia.
               --------------------------------------

               (a) General.
                   -------

               Except as otherwise expressly provided herein, the Lessee (and any Permitted Sublessee) shall be entitled during the Term to operate, use, locate, employ or otherwise utilize or not utilize the Airframe, Engines and Parts leased hereunder in any lawful manner or place in accordance with the Lessee's (or such Permitted Sublessee's) business judgment.

               (b) Possession.
                   ----------

               The Lessee shall not sublease, or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or any Engine leased hereunder to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe, during the Term, without the prior consent of the Lessor, which consent may be withheld in its sole discretion, provided, however, that so long as (A) only in the case of clause
            --------  -------
(x) below, no Specified Default shall have occurred and be continuing, (B) no Event of Default shall have occurred and be continuing, (C) as long as the Indenture is in effect, the action to be taken shall not deprive the Indenture Trustee of the first priority Lien (subject to Permitted Liens) of the Indenture on the Airframe or any Engine, (D) all approvals, consents or authorizations required from the Aeronautical Authority in connection with any such sublease or such delivery, transfer or relinquishment of possession have been obtained and remain in full force and effect and (E) the Lessee shall continue to comply or cause a Permitted Sublessee to comply with all of the requirements of this Lease, the Lessee (or, except in the case of clause (x) below, any Permitted Sublessee) may, without the prior consent of the
Lessor:

                         (i) enter into a charter or wet lease or other similar arrangement under which the Lessee (or such Permitted Sublessee) has operational control of the Airframe and any Engines installed thereon in the ordinary course of the Lessee's business (which shall not be considered a transfer of possession hereunder), provided that (x) the Lessee's obligations under this Lease and such Permitted Sublessee's obligations under the relevant Sublease shall continue in full force and effect notwithstanding any such charter or wet lease or other similar arrangement and (y) the transferee's rights shall be expressly subject and subordinate to the rights of the Lessor and the Indenture Trustee under the Operative Agreements;

                         (ii) deliver possession of the Airframe or any Engine or any Part to the manufacturer thereof or to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations or modifications or additions required or permitted by the terms of this Lease;

                         (iii) subject the Airframe and any Engines installed
               thereon to interchange agreements (provided that (w) such interchange agreement is applicable to other similar property owned by or leased to the Lessee and is customary in the airline industry and entered into by the Lessee in the ordinary course of its airline business, (x) any such interchange agreement with respect to the Airframe shall not result in the Lessee (or a Permitted Sublessee) being out of possession of the Airframe for a period of more than two (2) consecutive days at any one time;
               (y) such interchange agreement is entered into with a Permitted Sublessee; and (z) the party to such interchange agreement is not then subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such interchange agreement is entered into) or any Engine to interchange or pooling agreements or arrangements which are applicable to other similar property owned by or leased to the Lessee (or such Permitted Sublessee) and are customary in the airline industry and entered into by the Lessee (or such Permitted Sublessee) in the ordinary course of its airline business with any Permitted Sublessee, provided, that (A) no such
                                                      --------
               agreement or arrangement shall under any circumstances result in, contemplate or require the transfer of title to the Aircraft, Airframe or any Engine or terminates or impairs the first priority Lien of the Indenture on the Aircraft, Airframe or any Engine and (B) if the Lessor's title to the Airframe or any Engine shall nevertheless be divested or the first priority Lien of the Indenture therein shall be terminated or impaired under or by reason of any such agreement or arrangement (in the case of clause (A) and (B), no such termination or impairment being deemed to arise as a result of the existence of any Permitted Lien), such divestiture shall be deemed to be an Event of Loss with respect to the Airframe or such Engine as the case may be and the Lessee shall comply with
               Section 7(e) hereof in respect thereof;

                    (iv) install an Engine on an airframe owned by the Lessee (or such Permitted Sublessee) free and clear of all Liens except
               (A) Permitted Liens, (B) those which apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the aircraft as an entirety), and (C) those created by the rights of other air carriers under normal interchange or pooling agreements or other arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon, provided that the first
                                                      --------
               priority Lien of the Indenture on such Engine shall not be terminated or impaired as a result thereof (no such termination or impairment being deemed to arise as a result of the existence of any Permitted Lien);

                    (v) install an Engine on an airframe, leased to the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement, but only if (A) such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by Section 5(b)(iv) and (B) Lessee (or such Permitted Sublessee) shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor, provided that the
                                                            --------
               first priority Lien of the Indenture on such Engine shall not be terminated or impaired as a result thereof (no such termination or impairment being deemed to arise as a result of the existence of any Permitted Lien);

                    (vi) install an Engine on an airframe, owned by the Lessee (or such Permitted Sublessee), leased by the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable, provided that any
                                                             --------
     such installation (so long as the same shall be continuing) shall be deemed an Event of Loss with respect to such Engine and the Lessee shall comply with Section 7(e) hereof;

               (vii) transfer possession of the Airframe or Engine to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as established and administered pursuant to Executive Order 11490, as amended, as superseded by United States Executive Order No. 12656) or any similar or substitute program ("CRAF Program"), in which event Lessee (or such Permitted Sublessee) shall promptly notify Lessor and Indenture Trustee upon transferring possession of the Airframe or any Engine to the United States of America or any agency or instrumentality thereof pursuant to such program in writing of any such transfer of possession and, in the case of any transfer pursuant to the CRAF Program, in such notification shall identify by name, address and telephone numbers the Contracting Office Representatives of the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program;

               (viii) transfer possession of the Airframe or any Engine to the United States of America, or to a foreign government, when required by Applicable Law in the circumstances referred to in clause (iv) or (v) of the definition of an Event of Loss (it being understood that nothing in this clause (viii) shall relieve the Lessee from its obligations under
     Section 8(a) if such transfer becomes an Event of Loss), in which event Lessee shall promptly notify Lessor and Indenture Trustee in writing of any such transfer of possession;

               (ix)    [Reserved];

               (x) subject to the provisions of this Section 5(b), enter into a sublease with respect to any Engine or the Aircraft or engines then installed on the Airframe to any Permitted Sublessee if (A) Lessee shall provide written notice to Lessor, Owner Participant and Indenture Trustee at least 10 days prior to entering into any such sublease, (B) in any such case, the sublessee under such sublease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such sublease is entered into, (C) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the

     United States, the United States maintains normal diplomatic relations with the country in which such proposed sublessee is principally based at the time such sublease is entered into and (D) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the United States, prior to the effectiveness of such sublease Lessor shall have received an opinion (in form and substance reasonably acceptable to Lessor) of counsel to Lessee (reasonably acceptable to Lessor) to the effect that (I) the terms of the proposed sublease will be legal, valid, binding and (subject to customary exceptions) enforceable against the proposed sublessee in the country in which the proposed sublessee is principally based, (II) there exist no possessory rights in favor of the Lessee or the sublessee under such sublease under the laws of such sublessee's country of domicile or any third party, including any government or instrumentality thereof that would, upon bankruptcy or insolvency of or other default by the Lessee and assuming that at such time such sublessee or third party is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 17(a) upon the exercise by Lessor of its remedies under Section 17(a), (III) the laws of such sublessee's country of domicile require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of or title to such Engine or the Aircraft in the event of the requisition by such government of such use or title (it being understood that in the event such opinion cannot be given in a form reasonably satisfactory to the Lessor and the Owner Participant, such opinion will be waived if insurance reasonably satisfactory to the Lessor and the Owner Participant is provided to cover such requisition), (IV) the laws of such sublessee's country of domicile would give recognition to Lessor's title to such Engine or the Aircraft, to the Lien of the Indenture Trustee in such Engine or the Aircraft and to the registry of such Engine or the Airframe in the name of Lessor (or Lessee, as "lessee", or the proposed sublessee, as appropriate),
     (V) all filings, if any, required to be made and necessary actions, if any, have been taken in such jurisdiction in connection with the execution of such sublease in order to protect the first priority security interest (subject to Permitted Liens) of the Indenture Trustee in and to the Aircraft and interest of Lessor and the Indenture Trustee in such Engine or the Aircraft have been made, (VI) it is not necessary for the Owner Participant, Lessor, the Indenture Trustee or the Loan Participant to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result, in whole or in part, of the proposed sublease, (VII) the agreement of such Permitted Sublessee that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Sublessee under Applicable Law of such country, and (VIII) there is no tort liability for owners not in possession of aircraft in such country more onerous than under the laws of the United States or any state thereof (it being agreed that in the event such opinion cannot be given in a form reasonably satisfactory to the Lessor and the Owner Participant, such opinion will be waived if insurance reasonably satisfactory to the Lessor and the Owner Participant is provided to cover the risk of such tort liability); provided that no such sublease shall be made to a
                           --------
               Permitted Sublessee of the type described in clause (b) of the definition thereof that is not domiciled in the United States or of the type described in clause (b) of the definition of Permitted Air Carrier or to any tax exempt entity within the meaning of Section 168(h) of the Code prior to the end of the Recovery Period, unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease will continue for the full term of such sublease;

provided that (1) the rights of any transferee who receives possession by reason
--------
of a transfer permitted by this Section 5(b) (other than by a transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to all the terms of this Lease; (2) the Lessee shall remain primarily liable hereunder for the performance of all the terms and conditions of this Lease and all of the terms and conditions of this Lease and the other applicable Operative Agreements shall remain in effect; (3) no sublease or transfer of possession otherwise in compliance with this Section 5(b) shall (A) result in any registration or re-registration of the Aircraft except to the extent permitted by Section 5(e) or the maintenance, operation or use thereof except in compliance with Sections 5(c) and 5(d), (B) permit any action not permitted to the Lessee hereunder, (C) extend beyond the end of the Term (except to the extent that the Lessee shall have irrevocably committed to exercise a purchase option in accordance with the terms hereof) or (D) contain any purchase option exercisable at an earlier date or at a lower price than such date or price, as the case may be, as permitted under Section 13(b) hereof; (4) if any such sublease or transfer of possession shall, in the reasonable opinion of any Participant, result in any risk of adverse tax consequences, the Lessee shall, prior to entering into the same, provide an indemnity satisfactory in form and substance to such Participant against any such adverse tax consequences; (5) the Lessee shall provide evidence reasonably satisfactory to Lessor and Owner Participant that the insurance required by Section 9 remains in effect and for the purpose of Lessor's and Owner Participant's review of such insurance requirements, the Lessee shall, at least five (5) days prior to the date of any sublease permitted under this
Section 5(b), provide to Lessor and Owner Participant, forms of the broker's report and insurance certificates required by Section 9(g); (6) all necessary documents shall have been duly filed or recorded in applicable public offices and all other necessary action shall be taken as may be required to preserve the title of Lessor to the Airframe and Engines and to preserve and protect the first priority Lien (subject to Permitted Liens) of the Indenture Trustee in the Airframe and the Engines; and (7) Lessee shall reimburse Lessor, Owner Participant, Loan Participant and Indenture Trustee, on an After Tax Basis, for all of their reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) in connection with any such sublease or transfer.

          In the case of any sublease permitted under this Section 5(b), the Lessee will include in such sublease appropriate provisions which (a) make such sublease expressly subject and subordinate to all of the terms of this Lease and the Indenture, including the rights of the Lessor and the Indenture Trustee to avoid such sublease in the exercise of their rights to repossession of the Airframe and Engines hereunder and thereunder; (b) expressly prohibit any further subleasing of the Airframe and Engines; (c) require that the Airframe and Engines be maintained in accordance with a maintenance program approved by the Aeronautical Authority applicable thereto; (d) require the sublessee to comply with the terms of Section 9 hereof; (e) limit the term of such sublease (including renewal rights) to a period not beyond the end of the Term unless the Lessee shall then have irrevocably committed to exercise a purchase option in accordance with the terms hereof; (f) require that the Airframe and Engines be used in accordance with the limitations applicable to the Lessee's possession and use provided in this Lease; (g) provide that the Aircraft will not be operated in any country with which the United States is then conducting ongoing hostilities; (h) provide that any payments due under such sublease shall be paid by the Permitted Sublessee directly to the Indenture Trustee (or, if the Indenture shall have been discharged and satisfied in accordance with its terms, the Owner Trustee) during the continuance of an Event of Default upon receipt of written notice specifying such Event of Default (which shall have been copied to the Lessee); (i) not contain any purchase option in favor of the Permitted Sublessee or any other terms which would prohibit the Lessee from performing its obligations hereunder or prohibit the Lessor from exercising its rights and remedies hereunder and (j) shall include provisions for the maintenance, operation, possession and inspection of the Aircraft that are the same in all material respects as the applicable provisions of this Lease.

          Subject to the Lessee's obligations in paragraph (x) above, the Lessee shall (i) notify the Lessor at least 15 days prior to entering into any Sublease stating the name of the proposed Permitted Sublessee and providing a copy of the proposed Sublease, (ii) deliver a copy of the executed Sublease promptly (but no later than 10 days) after execution thereof, (iii) obtain the consent of the Permitted Sublessee to the assignment of its Sublease to the Lessor, and by the Lessor to the Indenture Trustee pursuant to the Indenture, and (iv) cause a sublease assignment and an Indenture Supplement and financing statements or similar documents under the Applicable Laws of the country of the Permitted Sublessee confirming the first priority security interest of the Lessor in such Sublease (subject to Permitted Liens) (which security interest shall be assigned by the Lessor to the Indenture Trustee pursuant to the Indenture), to be duly executed and delivered and duly filed or recorded in all appropriate places.

          The Lessor hereby agrees for the benefit of the lessor or secured party of any engine (other than the Engines) or of any airframe (other than the Airframe) leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement, which lease or conditional sale or other security agreement (in the case of any such airframe) also covers an engine or engines (other than the Engines) owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, that the Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party; provided, however, that such agreement of the Lessor shall
                    --------  -------
not be for the benefit of any lessor or secured party of any airframe leased to the Lessee or owned or purchased by the Lessee subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Lessee, unless such lessor, conditional vendor, other secured party or mortgagee has agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage and may consist of a paragraph similar to this paragraph) that neither it nor its successors or assigns will acquire, as against the Lessor, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

          (c) Operation and Use.
              -----------------

          The Lessee shall not (and will not permit any Permitted Sublessee) operate, use or locate the Airframe or any Engine, or suffer such Airframe or any Engine to be operated, used or located (i) in any area excluded from coverage by any insurance required by the terms of Section 9 hereof, except in the case of a requisition by the United States of America where the Lessee obtains (and provides evidence of) indemnity from the Government for the benefit of the Additional Insureds against substantially the same risks and for at least the amounts of the insurance required by Section 9 hereof covering such area, or
(ii) outside the United States or Canada in any recognized or, in the Lessee's reasonable judgment, threatened area of hostilities unless covered by war risk insurance, or in either case unless the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability for substantially the same risks in at least the same amounts as would be covered by such insurance. The Lessee shall not permit the Airframe or any Engine to be maintained, serviced, repaired, overhauled, used or operated during the Term in violation of any Applicable Law or in violation of any airworthiness certificate, rule, regulation, order, license or registration relating to the Aircraft or such Engines issued by any competent governmental authority, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a non-de minimis danger of the sale, forfeiture or loss of the Airframe or such Engine or the interest of the Lessor, the Owner Participant, the Indenture Trustee and the Noteholders therein or any risk of criminal liability or any material risk of civil liability against Lessor, the Owner Participant, the Indenture Trustee or any Noteholders, or (ii) it is not possible for the Lessee (or a Permitted Sublessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered), provided, however, that actions taken under (i)
                              --------  -------
and (ii) above will not result in the violation of any requirements of insurance pursuant to Section 9.

          The Lessee shall not intentionally do or permit to be done anything which will expose the Aircraft to penalty, forfeiture, impounding or detention, appropriation, damage or destruction (other than any damage or destruction arising in the ordinary course of operation of the Aircraft) or

(insofar as the same relates to the operation or use of the Aircraft) the Lessor, the Owner Participant, the Indenture Trustee or any Noteholder to criminal liability (and in the event of any forfeiture, impounding, detention or appropriation of the Aircraft the Lessee shall take all such steps reasonably open to it with a view to obtaining the immediate release of the Aircraft). The Lessee shall not represent or hold out the Lessor, the Owner Participant, the Indenture Trustee or any Noteholder as carrying goods or passengers on the Aircraft or as being connected or associated with any operation of carriage which may be undertaken by the Lessee or pledge the credit of the Lessor, the Owner Participant, the Indenture Trustee or any Noteholder. So long as the Indenture is in effect, the Lessee shall not on any occasion on which the ownership of the Aircraft is relevant represent to third parties that title to the Aircraft is held by the Lessor free of the Lien of the Indenture.


           (d) Maintenance.
               -----------

            The Lessee, at its own cost and expense, shall during the Term service, repair, maintain, overhaul and test the Aircraft, the Airframe and each Engine (and each engine that is not an Engine but is installed on the Aircraft) or cause the same to be done in accordance with (1)(i) a maintenance program approved by the Aeronautical Authority and (ii) maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, France, Germany, Japan, The Netherlands or the United Kingdom, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine (or engine) in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, in accordance with all applicable FAA regulations for the Aircraft (including all FAA airworthiness directives applicable to the Aircraft), in accordance with all mandatory service bulletins and as required to keep all Manufacturer's or Engine Manufacturer's warranties in effect, in compliance with any requirements under the policies of insurance required by Section 9, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine in such operating condition as may be necessary to enable all certificates, licenses, permits and authorizations required for the use and operation of the Aircraft and each Engine in the appropriate category for the nature of the operations of the Aircraft including the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the Aeronautical Authority, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the same country have been grounded by the Aeronautical Authority and (2) except during periods when a Sublease is in effect, the same standards Lessee uses with respect to similar aircraft of similar size in its fleet operated (whether owned or leased) by Lessee in similar circumstances and during any period in which a Sublease is in effect, the same standards the Permitted Sublessee uses with respect to similar aircraft of similar size in its fleet and operated (whether owned or leased) by the Permitted Sublessee in similar circumstances and without in any way discriminating against the Aircraft by reason of its leased status. Nothing herein shall be deemed to prevent the Lessee (or a Permitted Sublessee) from taking the Aircraft out of service for maintenance or modifications permitted hereunder or storage in accordance with applicable Aeronautical Authority requirements, the manufacturer's recommended procedures and sound practice for such storage. The Lessee shall maintain or cause to be maintained all records, logs and other documents required by the Aeronautical Authority to be maintained in respect of the Aircraft in English in the manner as such Aeronautical Authority requires. Lessee further agrees that the Aircraft, Airframe and Engines will be maintained, used, serviced, repaired, overhauled or inspected in compliance with Applicable Law with respect to the maintenance of the Aircraft and compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by the Aeronautical Authority.

           (e) Registration
               ------------

           Except as otherwise permitted by Section 4.02(b) of the Participation Agreement, or as otherwise required by the Transportation Code or rules, regulations, or orders promulgated thereunder, or to the extent that such registration cannot be effected or continued due to the Lessor's or the Owner Participant's failure to comply with the citizenship or other eligibility requirements for registration of commercial aircraft under the Transportation Code or any rule, regulation or order promulgated thereunder, the Aircraft shall be duly registered in the name of the Lessor under the Transportation Code at all times during the Term; provided that the Lessor shall execute and deliver
                           --------
all such documents as the Lessee may reasonably request for the purpose of effecting, continuing or (as provided in this Section 5(e) hereof and Section 4.02(b) of the Participation Agreement) changing such registration.

Section 6. Inspection.
           ----------

           At all times during the Term, but upon at least 15 days' prior notice to the Lessee (unless an Event of Default shall have occurred and be continuing, in which event a prior written notice of at least one (1) Business Day is required) and at a time and place reasonably acceptable to the Lessee, the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee or their authorized representatives (which may include the Manufacturer) may at their own expense (unless an Event of Default shall have occurred and be continuing, in which event the Lessee shall bear such expense) and risk conduct a visual walk-around inspection of the Aircraft (including on board inspection) and any Engine and may include inspection of areas exposed by any open panels, bays or the like, but shall not include opening any panels, bays or the like without the express written consent of an authorized employee of the Lessee (including a visual walk-around inspection of the Aircraft during any "C" check or other heavy maintenance) and may inspect the books and records of the Lessee relating to the operation and maintenance thereof and the Lessee shall provide copies of such books and records to the inspecting party or their authorized representatives at its or their reasonable request; provided that (a) any such
                                                    --------
inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, and (b) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Lessee's or a Permitted

Sublessee's business. All information obtained in connection with any such inspection shall be held confidential by the Lessor, the Indenture Trustee, the Owner Participant and the Noteholders and shall not be furnished or disclosed by them to anyone other than (i) each other, their bank examiners, auditors, accountants, insurance advisors, agents and legal counsel, (ii) any prospective and permitted transferees of the Lessor, the Indenture Trustee, the Owner Participant or any Noteholder who agree to hold such information confidential,
(iii) to the Indenture Trustee and rating agencies, if applicable, (to the extent necessary to obtain or maintain ratings and indicating whether such inspection shows compliance or non-compliance by the Lessee with its obligations under the Operative Agreements), (iv) any Person with whom any Participant is in good faith conducting negotiations relating to the possible transfer and sale of such Participant's interest in the Trust Estate, the Aircraft or the Equipment Notes, if such Person shall have entered into an agreement similar to that contained in this Section 6 whereby such Person agrees to hold such information confidential, and (v) except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority (or, in the case of any Noteholder, to any bank examiner or other regulatory personnel) or as may be necessary to enforce the terms of the Operative Agreements, provided, however, that the Lessor, the Owner
                          --------  -------
Participant or the Loan Participant may during any time it is offering the Aircraft for sale make customary disclosures to prospective purchasers of the Aircraft or the Equipment Notes as to the then current flight and maintenance status of the Aircraft. The Lessor, the Owner Participant, the Indenture Trustee and the Loan Participant shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

          In addition to any inspection as provided hereunder, upon each request of Owner Participant to Lessee made not more than four times in a calendar year, Lessee will make available to Owner Participant information with respect to the cycles and hours of operation of the Airframe and Engines and the status of the time controlled components of the Engines.

          If requested by Lessor, Owner Participant, Indenture Trustee or any Noteholder, Lessee shall provide, or shall cause any Permitted Sublessee to provide, the date (if then scheduled) upon which the Airframe undergoes its next scheduled major check and, with respect to any Engine, the next scheduled off the Airframe maintenance, and shall advise Lessor, Owner Participant, Indenture Trustee and the relevant Noteholder of the name and location (if then known) of the relevant maintenance performer.

          The Lessee shall furnish to the Lessor, the Owner Participant and the Indenture Trustee such additional information concerning the location, condition, use and operation of the Aircraft as the Lessor, the Owner Participant or the Indenture Trustee may from time to time reasonably request.

Section 7.    Replacement and Pooling of Parts; Alterations,
              Modifications and Additions; Substitution of Engines.
              ----------------------------------------------------

              (a) Replacement of Parts.
                  --------------------

              Except as otherwise provided in the proviso to the third sentence of Section 7(d) or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss, the Lessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee (or a Permitted Sublessee), at its own cost and expense, may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that
                                                             --------
the Lessee (or such Permitted Sublessee), at its own cost and expense, shall, except as otherwise provided in the proviso to the third sentence of
Section 7(d), replace such Parts as promptly as practicable with replacement Parts or temporary replacement parts as provided in Section 7(c) hereof. All replacement Parts shall be free and clear of all Liens except for Permitted Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced
Parts were in the condition and repair required to be maintained by the terms hereof.

              (b) Title to Parts.
                  --------------

              Except as otherwise provided in the proviso to the third sentence of Section 7(d), all Parts at any time removed from the Airframe or any Engine shall remain the property of the Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe or Engine and that meet the requirements for replacement Parts specified in Section 7(a). Immediately upon any replacement Part becoming incorporated or installed in or attached to an Airframe or Engine as provided in Section 7(a), without further act, (i) title to the replaced Part shall thereupon vest in the Lessee (or the relevant Permitted Sublessee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and the Indenture Trustee and any Lessor's Liens and shall no longer be deemed a Part hereunder; (ii) title to such replacement Part shall thereupon vest in the Lessor (subject only to Permitted Liens); and (iii) such replacement Part shall become subject to this Lease and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine.

              (c) Pooling or Parts Leasing.
                  ------------------------

              Any Part removed from the Airframe or from any Engine as provided in Section 7(a) may be subjected by the Lessee (or a Permitted Sublessee) to a pooling or parts leasing agreement or arrangement of a type customary in the airline industry entered into in the ordinary course of the Lessee's (or such Permitted Sublessee's) business (with respect to the landing gears however, only with a Permitted Sublessee), provided that, the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections 7(a) and 7(b) as promptly as practicable after the removal of such removed Part. In addition, any temporary replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 7(a) may be owned by another airline or vendor as customary in the United States airline industry, subject to a pooling or parts leasing arrangement, provided that the Lessee (or a Permitted Sublessee), at its
                     --------
expense as promptly thereafter as reasonably practicable, either (i) causes title to such temporary replacement part to vest in the Lessor in accordance with Section 7(b) by the Lessee (or such Permitted Sublessee) acquiring title thereto for the benefit of the Lessor free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part and become subject to this Lease or (ii) replaces such temporary replacement part by incorporating or installing in or attaching to such Airframe or Engine a further replacement Part owned by the Lessee (or such Permitted Sublessee) free and clear of all Liens except Permitted Liens and which meets the requirements of Section 7(a) and by causing title to such further replacement Part to vest in the Lessor in accordance with Section 7(b).

          (d) Alterations, Modifications and Additions.
              ----------------------------------------

          The Lessee, at its own cost and expense, shall make (or cause to be made) alterations and modifications in and additions to the Airframe and any Engine as may be required to be made from time to time during the Term by Applicable Law or in order to maintain the insurance required under Section 9 regardless of upon whom such requirements are, by their terms, nominally imposed; provided, that the Lessee may, in good faith and by appropriate
         --------
procedure, contest the validity or application of any such standard by appropriate proceedings in any reasonable manner which does not materially adversely affect the interests of the Lessor or the Lien of the Indenture and does not involve any non-de minimis risk of sale, forfeiture or loss of the Aircraft or the interest of any Participant therein or the first priority Lien of the Indenture thereon, any material risk of civil penalty or any risk of criminal liability being imposed on Lessor, Indenture Trustee or any Participant. In addition, the Lessee (or a Permitted Sublessee), at its own cost and expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe and any Engine as the Lessee (or such Permitted Sublessee) may deem desirable in the proper conduct of its business including, without limitation, removal of Parts which Lessee (or such Permitted Sublessee) deems are obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine so long as the aggregate value of such removed Parts (based on their value as of the Delivery
Date) does not exceed $200,000, provided further that no such alteration,
                                --------
modification, removal or addition (i) diminishes the value, utility, estimated residual value (with respect to the Airframe only), condition, remaining useful life or airworthiness of such Airframe or Engine below the value, utility, estimated residual value, condition, remaining useful life or airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Lease or (ii) causes the Aircraft to be limited use property, except that the value (but not the utility, estimated residual value, condition, remaining useful life or airworthiness) of the Aircraft may be reduced by the value of

Parts which the Lessee (or such Permitted Sublessee) has removed as permitted above. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition effected by the Lessee (or a Permitted Sublessee) shall, without further act, vest in the Lessor free and clear of any Liens except Permitted Liens and become subject to this Lease; provided that the Lessee (or such
                                        --------
Permitted Sublessee) may, at any time during the Term, remove any such Part from the Airframe or an Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Section 5(d) or the first sentence of this Section 7(d) or pursuant to the terms of any insurance policies required to be carried hereunder or under any Applicable Law and (iii) such Part can be removed from such Airframe or Engine without diminishing or impairing the value, condition, utility, estimated residual value, remaining useful life or airworthiness which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not been effected by the Lessee (or such Permitted Sublessee) assuming the Aircraft was otherwise maintained in the condition required by this Lease. Upon the removal by the Lessee (or such Permitted Sublessee) of any such Part as above provided, title thereto shall, without further act, vest in the Lessee (or such Permitted Sublessee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and the Indenture Trustee and any Lessor's Liens and such Part shall no longer be deemed a Part hereunder. Any Part not removed by the Lessee (or a Permitted Sublessee) as above provided prior to the return of the Airframe or respective Engine to the Lessor hereunder shall remain the property of the Lessor; provided that nothing in this Section 7(d) shall
                            --------
prohibit the Lessee (or a Permitted Sublessee) from removing any seats from the Aircraft (which seats while so removed shall remain in the possession of the Lessee (or such Permitted Sublessee) and shall remain property of the Lessor until such time as such seats shall be replaced in accordance with Section 7(a)) so long as the Aircraft when returned to the Lessor pursuant to Section 12 hereof shall be in the condition required thereby. Lessee will not permit the Aircraft to be used other than primarily in passenger service and passenger configuration.

          (e)  Substitution of Engines.
               -----------------------

          (i) So long as no Specified Default shall have occurred and be continuing, the Lessee (or a Permitted Sublessee) shall have the right at its option at any time, on at least 30 days' prior written notice to the Lessor, the Owner Participant and the Indenture Trustee, to substitute, and (ii) if an Event of Loss shall have occurred with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, shall within 90 days of the occurrence of such Event of Loss and on at least five days' prior written notice to the Lessor substitute, a Replacement Engine for any Engine (or in the case of clause (ii), for the Engine suffering an Event of Loss). In the case of a substitution for an Engine other than due to the occurrence of an Event of Loss, the Engine replaced shall not then be installed or held for use on the Airframe. In such event, immediately upon the fulfillment of the conditions precedent described in this Section 7(e) on the date set forth in such notice and without further act,
(i) title to the Replacement Engine shall thereupon vest in the Lessor free and clear of all Liens (other than Permitted Liens), (ii) title to the replaced Engine shall thereupon vest in the Lessee (or its designee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and the Indenture Trustee and any Lessor's Liens and shall no longer be deemed an Engine hereunder, and (iii) such Replacement Engine shall become subject to this Lease and be deemed part of the Aircraft for all purposes hereof to the same extent as the Engine originally installed on or attached to the Airframe. Prior to the substitution of a Replacement Engine, the following conditions shall be satisfied at the Lessee's sole cost and expense and the parties agree to reasonably cooperate with the Lessee to the extent necessary to enable it to timely satisfy such conditions:

                    (i) the following documents shall be duly authorized, executed and delivered by the respective party or parties thereto, and an executed counterpart of each shall be delivered to the Lessor, the Owner Participant and, if the Indenture is in effect, the Indenture Trustee:

                         (A) a Lease Supplement covering the Replacement Engine, which shall have been duly filed for recordation with the FAA;

                         (B) so long as the Indenture shall not have been satisfied and discharged in accordance with its terms, an Indenture Supplement covering the Replacement Engine, which shall have been duly filed for recordation with the FAA (or such other Applicable Law of the country in which the Aircraft may be registered in accordance with Section 5(e));

                         (C) a full warranty bill of sale (as to title), in form and substance satisfactory to the Lessor and the Owner Participant, covering the Replacement Engine, executed by the owner thereof in favor of the Lessor;

                         (D) as long as the Indenture is in effect, such documents as may be required under Section 5.06 of the Indenture relating to the Replacement Engine;

                         (E) (i) so long as the Indenture shall not have been satisfied and discharged in accordance with its terms, such Uniform Commercial Code financing statements covering the security interests created by the Indenture (or any similar statements or other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which the Replacement Engine may be registered in accordance with
                    Section 5(e)) to protect the first priority security interest of the Indenture Trustee in the Replacement Engine, and (ii) "precautionary" Uniform Commercial Code financing statements as are deemed necessary or desirable by counsel for any Participant or the Indenture Trustee to protect the ownership interests of the Owner Trustee and the first priority security interests of the Indenture Trustee in the Replacement Engine;

                         (F) an Officer's Certificate of the Lessee certifying that (i) in the case of a voluntary replacement only, no Specified Default shall have occurred and be continuing and
                    (ii) (x) in the case of a voluntary replacement, the Replacement Engine has at least the same number of hours or cycles (whichever is applicable) of operation on such Replacement Engine remaining until the next scheduled life limited part replacement as the Engine it replaces, assuming such Engine had been maintained in the condition required hereunder; or (y) in the case of a mandatory replacement, the Lessee has not discriminated in its selection of the Replacement Engine (based on the leased status of the Aircraft);

                         (G) an opinion of qualified FAA counsel, in form and substance reasonably satisfactory to the recipients thereof, as to the due recordation of the Lease Supplement, the Indenture Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor and the Indenture Trustee in the Replacement Engine and the Replacement Engine is free and clear of all recorded Liens other than Permitted Liens;

                         (H) to the extent that an engine warranty in respect of such Replacement Engine is available to the Lessee, an engine warranty assignment covering such Replacement Engine, in substantially the form of the Engine Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor and the Owner Participant and a consent to such engine warranty assignment, in substantially the form of the Engine Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor and the Owner Participant; and

                         (I)  evidence that the insurance requirements of
                    Section 9 with respect to an Engine are satisfied and that the insurance covering such Replacement Engine shall be of the type usually carried by the Lessee (or, in the case of a voluntary replacement, such Permitted

                    Sublessee) with respect to similar engines, and covering risks of the kind customarily insured against by the Lessee (or, in the case of a voluntary replacement, such Permitted Sublessee);

                    (ii) the Lessee shall furnish (or cause to be furnished to) the Lessor, the Owner Participant and the Indenture Trustee with an opinion, reasonably satisfactory in form and substance to the Lessor, the Owner Participant and the Indenture Trustee, of the Lessee's counsel, which may be the Lessee's General Counsel or Associate General Counsel, to the effect that (x) such bills of sale or other documents reasonably requested by the Lessor, the Owner Participant or the Indenture Trustee are sufficient to convey title to such Replacement Engine to the Lessor and with respect to the effectiveness of the interests in the Indenture Estate which the Indenture purports to create; (y) the Lessor and the Indenture Trustee (as assignee of Lessor under the Indenture), are entitled to the benefits and protections of
               Section 1110 with respect to the Replacement Engine to the same extent as with respect to the replaced Engine immediately preceding such replacement, provided that if the replaced Engine
                                           --------
               was subject to an Event of Loss, then such opinion regarding
               Section 1110 shall be required only in the event that a replacement engine that can so qualify is available in the Lessee's fleet or is otherwise available to the Lessee (by exchange or otherwise) without material cost to Lessee and (z) the Lease Supplement, Indenture Supplement and Warranty Bill of Sale have been duly authorized and delivered;

                    (iii) either (x) the Owner Participant shall have received an opinion of independent tax counsel (selected by the Owner Participant and reasonably acceptable to the Lessee), reasonably satisfactory to the Owner Participant, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Owner Participant shall use its best efforts to cause a timely opinion to be delivered) or (y) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences reasonably satisfactory (or, in the case of any voluntary substitution, satisfactory) in form and substance to the Owner Participant; and

                    (iv) as long as the Indenture is in effect, all conditions specified in Section 5.06 of the Indenture shall be satisfied.

          Upon satisfaction of all conditions to such substitution, (x) the Lessor shall, at the expense of the Lessee, execute and deliver, and request the Indenture Trustee to execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee shall reasonably request to evidence the transfer to the Lessee and vesting of all right, title and interest in and to the replaced Engine in the Lessee, in "as-is, where-is" condition, free and clear of all right, title and interest of the Lessor and the Indenture Trustee, and any Lessor's Liens; (y) the Lessor shall, at the request and expense of the Lessee, assign to the Lessee all claims it may have against any other Person relating to an Event of Loss giving rise to such substitution (other than those in respect of insurance maintained by the Owner Participant, the Indenture Trustee or the Noteholders pursuant to Section 9(f)) and shall exercise such rights as it has to cause such assignment to be free and clear of the Lien of the Indenture and (z) subject to
Section 8(g), the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f) hereof) and proceeds in respect of any Event of Loss giving rise to such replacement to the extent not previously applied to the purchase price of the Replacement Engine as provided in Sections 9(e)(i) and 8(e)(ii). Should the Lessee replace any Engine as provided herein, all the provisions of this Lease and the Indenture relating to the Engine being replaced shall be applicable to the Replacement Engine with the same force and effect.

Section 8.   Loss, Destruction or Requisition.
             --------------------------------

             (a)    Event of Loss with Respect to the Airframe.
                    ------------------------------------------

             Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and the Engines and/or engines then installed thereon, the Lessee shall forthwith (and in any event within 15 days after such occurrence) give the Lessor, the Owner Participant and the Indenture Trustee notice of such Event of Loss. The Lessee shall, within 60 days after such occurrence, give the Lessor, the Owner Participant and the Indenture Trustee written notice of its election to perform one of the following options (it being agreed that if the Lessee shall not have given the Lessor such notice of such election, the Lessee shall be deemed to have elected to perform the option identified in the following clause (ii)):

                         (i) subject to the satisfaction of the conditions contained in Section 8(d), on a date not more than 180 days after the occurrence of the Event of Loss (or, if earlier, the last day of the Term), convey or cause to be conveyed to the Lessor, and to be leased by the Lessee hereunder in replacement of the Airframe and Engines with respect to which the Event of Loss occurred, a Replacement Airframe (together with the same number of Replacement Engines as the number of Engines, if any, which were subject to such Event of Loss), such Replacement Airframe and Replacement Engines to be free and clear of all Liens except Permitted Liens and to have a remaining useful life, estimated residual value, value and utility at least equal to the Airframe and Engines, if any, so replaced (assuming such Airframe and Engines were in the condition and repair required by the terms hereof) and to be an airframe that is the same model and same or later vintage as the Airframe to be replaced thereby, or an improved model; provided that, if the Lessee
                                                   -------- ----
                    shall not perform its obligation to effect such replacement under this clause (i) during the 180-day period of time provided herein (or, if earlier, the last day of the Term), it shall give the Lessor, the Owner Participant and the Indenture Trustee notice to such effect upon or before the expiration of such period of time and shall promptly pay on the first Termination Date next following the date of such notice to the Lessor (or, if earlier, the last day of the Term), in immediately available funds, the amount specified in clause
                    (ii) below; or

                         (ii) pay or cause to be paid to the Lessor in
                    immediately available funds, on a date specified at least 30 days in advance by the Lessee, which date shall be a Termination Date not more than 150 days after the occurrence of the Event of Loss or, if earlier, the first Termination Date which occurs more than 3 Business Days following the payment of insurance proceeds, an amount equal to (A) the arrears portion, if any, of Basic Rent payable on such Termination Date, together with all unpaid Basic Rent, if any, payable before such Termination Date plus (B) all unpaid Supplemental Rent (other than Termination Value) due on or before such payment date, plus (C) the Termination Value for the Aircraft determined as of such Termination Date or, if such Termination Date is beyond the end of the Term, the Termination Value as of the last Termination Date of the Term plus (D) all reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Lessor, the Owner Participant, the Indenture Trustee or the Loan Participant in connection with such Event of Loss plus
                    (E) if such Termination Date is beyond the end of the Term, interest on the amount of such payment, at a rate per annum equal to the TV Rate identified on Exhibit B, for the period from and including the last day of the Term to but excluding such Termination Date.

               (b)  Effect of Replacement.
                    ---------------------

               Should the Lessee have provided a Replacement Aircraft as provided for in Section 8(a)(i), (i) this Lease shall continue with respect to such Replacement Aircraft as though no Event of Loss had occurred; (ii) the Lessor shall, at the cost and expense of Lessee, convey "as-is, where-is", without recourse or warranty except for a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor, in and to the Airframe and the Engine or Engines, if any, installed on the Airframe upon the occurrence of the Event of Loss by executing and delivering to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance and shall request that the Indenture Trustee release such Airframe and Engines and the Purchase Agreement Assignment with respect to such Airframe and Engines from the Lien of the Indenture; (iii) the Lessor shall, at the request and cost and expense of Lessee, assign to the Lessee all claims it may have against any other Person arising from the Event of Loss (except with respect to insurance obtained in accordance with Section 9(f)) and
(iv) the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under

Section 9(f)) and proceeds from any award in respect of condemnation, confiscation, seizure or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Aircraft as provided in Sections 9(e)(iii) and 8(e)(i). Should the Lessee have provided a Replacement Airframe, together with Replacement Engines, if any, all provisions of this Lease and the Indenture relating to the Airframe and Engine or Engines, if any, being replaced shall be applicable to the Replacement Airframe and Replacement Engine or Replacement Engines with the same force and effect.

          (c)  Effect of Termination Value Payment.
               -----------------------------------

          In the event of a payment in full of the Termination Value for the Aircraft and other Rent payable as provided in Section 8(a)(ii), (i) this Lease and the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations which expressly survive pursuant to the Operative Agreements (including Section 3(c) hereof and Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement) or which have accrued but have not otherwise been paid as of the date of such payment) shall terminate and the Term shall end, (ii) any remaining insurance proceeds (other than those reserved to others under Section 9(f)), including any investment interest thereon, shall be promptly paid over to the Lessee; and (iii) the Lessor, at the cost and expense of Lessee, shall convey, "as-is, where-is" without recourse or warranty, except for a warranty against Lessor's Liens attributable to Lessor and Owner Participant, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines and shall execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance and shall request that the Indenture Trustee release from the Lien of the Indenture, the Airframe and the Engines and the Purchase Agreement Assignment with respect to such Airframe and Engines, all claims for damage to such Airframe and Engines, if any, against third persons arising from the Event of Loss and any interest of the Lessor in engines (which are not Engines) installed on the Airframe.

          (d)  Conditions to Airframe Replacement.
               ----------------------------------

          The Lessee's right to substitute a Replacement Aircraft as provided in
Section 8(a)(i) shall be subject to the fulfillment, at the Lessee's sole cost and expense, in addition to the conditions contained in such Section 8(a)(i), of the following conditions precedent:

                    (i) On the date when the Replacement Aircraft is delivered to the Lessor (such date being referred to in this Section 8(d) as the "Replacement Closing Date"), no Specified Default shall have occurred and be continuing and the Lessor, the Owner Participant and the Indenture Trustee shall have received an Officer's Certificate so certifying;

                    (ii) On the Replacement Closing Date the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof (or, in the case of the FAA Bills of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) referred to below, a photocopy thereof) shall have been delivered to the Lessor, the Owner Participant and the Indenture Trustee:

               (A) a Lease Supplement covering the Replacement Aircraft, which shall have been duly filed for recordation with the FAA;

               (B) so long as the Indenture shall not have been discharged and satisfied in accordance with its terms, an Indenture Supplement covering the Replacement Aircraft, which shall have been duly filed for recordation with the FAA (or such other Applicable Law as may be in effect in the jurisdiction in which the Replacement Aircraft may be registered in accordance with Section 5(e));

               (C) an FAA Bill of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, and dated the Replacement Closing Date;

               (D) a full warranty (as to title) bill of sale, in form and substance satisfactory to the Indenture Trustee, the Owner Participant and the Lessor, covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, dated the Replacement Closing Date and guaranteed by the Lessee;

               (E) as long as the Indenture is in effect, such documents as may be required under Section 5.06 of the Indenture;

               (F) (1) so long as the Indenture shall not have been discharged in accordance with its terms, such Uniform Commercial Code financing statements (or any similar statements or other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which the Replacement Aircraft may be registered in accordance with
          Section 5(e)) covering the security interests created by the Indenture to protect the first priority security interest of the Indenture Trustee in the Replacement Aircraft, and (2) such "precautionary" Uniform Commercial Code financing statements as are deemed necessary or desirable by counsel for any Participant or the Indenture Trustee to protect the ownership interests of the Owner Trustee and the first priority security interests of the Indenture Trustee in the Replacement Aircraft; and

               (G) an Officer's Certificate of the Lessee certifying that (i) the Replacement Aircraft is a Canadair Regional Jet Series 200 ER aircraft or a more advanced model, is in as good operating condition as, and has a value, remaining useful life, estimated residual value and utility at least equal to, the Aircraft it replaces, assuming such Aircraft had been maintained in the condition required hereunder and (ii) in the event the Event of Loss occurs after the fifth anniversary of the Delivery Date, the Replacement Airframe shall have no more than 105% of the total hours of operation, as compared to the Airframe it replaces;

                    (iii) On or before the Replacement Closing Date, the
               Lessor, the Owner Participant and the Indenture Trustee (acting directly or by authorization to their respective special counsel) shall have received such documents and evidence with respect to the Lessee, the Lessor, the Owner Participant, the owner of such Replacement Aircraft or the Indenture Trustee, as the Lessor, the Owner Participant or the Indenture Trustee or their respective special counsel may reasonably request in order to establish the consummation of the transactions contemplated by Section 8(a)(i) and this Section 8(d), the taking of all necessary corporate action in connection therewith and compliance with the conditions set forth in this Section 8(d), in each case in form and substance reasonably satisfactory to the Lessor, the Owner Participant and the Indenture Trustee;

                    (iv) The Lessor, the Owner Participant and the Indenture Trustee (acting directly or by authorization to their respective special counsel) shall each have received satisfactory evidence as to the compliance with Section 9 hereof with respect to the Replacement Aircraft;

                    (v) On the Replacement Closing Date, (A) the Lessor shall receive good title to the Replacement Aircraft free and clear of Liens (other than Permitted Liens), (B) the Lessee shall have authority to operate the Replacement Aircraft and the Replacement Aircraft shall have been duly certified by the Aeronautical Authority as to type and airworthiness in accordance with the terms of this Lease, and (C) application for registration of the Replacement Aircraft in accordance with Section 5(e) shall have been duly made with the Aeronautical Authority;

                    (vi) The Owner Participant shall have received an appraisal reasonably satisfactory to it with respect to the Replacement Aircraft and the Loan Participant shall have received a certificate from such appraiser confirming that the value and utility of such Replacement Aircraft complies with the requirements of clause (G)(i) of this Section 8(d);

                    (vii) The Lessor, the Owner Participant, the Loan
               Participant and the Indenture Trustee shall have received (acting directly or by authorization to its special counsel) (A) an opinion, satisfactory in form and substance to to the Lessor, the Owner Participant and the Indenture Trustee, of counsel to the Lessee (which may be the Lessee's General Counsel) reasonably satisfactory to the Owner Participant and the Indenture Trustee to the effect that (x) the bill of sale referred to in clause (ii)(D) above constitutes an effective instrument for the conveyance of title to the Replacement Airframe and Replacement Engines, if any, to the Lessor, (y) all documents executed and delivered by the Lessee pursuant to this
               Section 8(d) have been duly authorized, executed and delivered by the Lessee and constitute legal, valid and binding obligations of, and are enforceable against, the Lessee in accordance with their respective terms, and (z) the Lessor and the Indenture Trustee (as assignee of Lessor under the Indenture), are entitled to the benefits of Section 1110 with respect to such Replacement Aircraft to the same extent as with respect to the replaced Aircraft immediately preceding such replacement; and (B) an opinion of qualified FAA counsel (or counsel in such jurisdiction outside of the United States where the Aircraft may be registered in accordance with Section 5(e)), as to, in the case of FAA counsel, the due recordation of the Lease Supplement, the Indenture Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor and the Indenture Trustee in the Replacement Aircraft or, in the case of counsel in another jurisdiction, the taking of all action necessary in such jurisdiction for such purposes and the Replacement Airframe and the Replacement Engines, if any, are free and clear of all recorded Liens other than Permitted Liens;

                    (viii) The Lessor and the Indenture Trustee (as assignee of
               Lessor under the Indenture), shall be entitled to the benefits of
               Section 1110 with respect to such Replacement Aircraft to the same extent as with respect to the replaced Aircraft immediately preceding such replacement;

                    (ix) Either (1) the Owner Participant shall have received an opinion of independent tax counsel (selected by the Owner Participant and reasonably acceptable to the Lessee), reasonably satisfactory to the Owner Participant, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Owner Participant shall use its best efforts to cause a timely opinion to be delivered) or (2) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences in form and substance satisfactory to the Owner Participant; and

                    (x) As long as the Indenture is in effect, all conditions specified in Section 5.06 of the Indenture shall be satisfied.

          Lessee shall reimburse the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee for all reasonable out-of-pocket costs (including reasonable attorneys' fees) incurred by them in connection with any substitution of a Replacement Aircraft pursuant to this Section 8.

          (e)  Non-Insurance Payments Received on Account of an Event of Loss.
               --------------------------------------------------------------

          As between the Lessor and the Lessee, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in this Section 8 or elsewhere in this Lease, as the case may be, or payments in respect of damage to the business or property (other than the Aircraft) of the Lessee) with respect to the Aircraft, an Engine or any Part received at any time by the Lessor or by the Lessee or any other Person from any governmental authority or other Person will be applied as follows:

                    (i) if such payments are received with respect to an Event of Loss as to the Aircraft, and the Airframe or the Airframe and the Engines or engines installed thereon are being replaced by the Lessee pursuant to Section 8(a)(i), such payments shall be paid over to, or retained by, the Lessee, provided that if the
                                                         --------
               Lessee has not completed such replacement, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee;

                    (ii) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by the Lessee pursuant to the terms hereof, such payments shall be paid over to, or retained by, the Lessee, provided that if the Lessee
                                                    --------
               has not completed such replacement, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee; and

                    (iii) if such payments are received with respect to an Event of Loss as to the Aircraft, and if the Airframe or the Airframe and the Engines or engines installed thereon have not been and will not be replaced as contemplated by Section 8(a), (x) such payments shall be applied in reduction of the Lessee's obligation to pay the Termination Value and other amounts required to be paid by the Lessee pursuant to Section 8(a)(ii), to the extent not already paid by the Lessee, and, after the Termination Value and all amounts required to be paid to the Lessor pursuant to
               Section 8(a)(ii) shall be paid in full, shall be applied to reimburse the Lessee for such Termination Value up to the full amount thereof, and (y) the balance, if any, of such payment remaining thereafter shall be applied to reimburse the Lessee, the

               Owner Participant, the Loan Participant, the Indenture Trustee and the Lessor for their reasonable costs (including attorney's fees), if any, of procuring such payments, and (z) the balance remaining, if any, shall then be distributed between the Lessor and the Lessee as their interests may appear.

          (f)  Requisition for Use.
               -------------------

          In the event of a requisition for use by any government during the Term of the Airframe and the Engines, if any, or engines installed on the Airframe (including the Government pursuant to the CRAF Program), the Lessee shall promptly notify the Lessor, the Owner Participant and the Indenture Trustee of such requisition and, if the same does not constitute an Event of Loss, all of the Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred except to the extent that the performance or observance of any obligation by the Lessee shall have been prevented or delayed by such requisition, provided that the Lessee's obligations
                                          --------
for the payment of money and under Section 9 (except, in the case of Section 9, while an assumption of liability by the government of the United States of the scope referred to in Section 5(c) is in effect) and Section 12 shall not be reduced, delayed or affected by such requisition. Any payments received by the Lessor or the Lessee from such government with respect to the use of such Airframe or Engines during the Term shall be paid over to, or retained by, the Lessee and any payments received by the Lessor or Lessee from such government with respect to the use of the Airframe or Engines after the Term shall be paid over to, or retained by, Lessor. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not the Airframe), the Lessee will replace such Engine hereunder by complying with the terms of Section 7(e) and any payments received by the Lessor or the Lessee from such government with respect to such requisition shall be paid in accordance with Section 8(e).

          (g)  Certain Payments to be Held As Security.
               ---------------------------------------

          Any amount referred to in this Section 8 or Section 9 hereof which is payable to the Lessee shall not be paid to the Lessee, or, if it has been previously paid directly to the Lessee, shall not be retained by the Lessee (and pending delivery to the Lessor, shall be held in trust by the Lessee for the benefit of the Lessor), if at the time of such payment a Specified Default shall have occurred and be continuing, but shall be paid to and held by the Lessor as security for the obligations of the Lessee under this Lease, unless and until applied by Lessor to Lessee's obligations and at such time as there shall not be continuing any such Specified Default, such amount and any gain realized as a result of Permitted Investments required to be made pursuant to Section 15 or
Section 3.07 of the Indenture shall to the extent not so applied be paid over to the Lessee.

          (h)  Notice of Damage.
               ----------------

          The Lessee shall notify the Lessor, the Owner Participant and the Indenture Trustee as soon as practicable after the Lessee becomes aware of any loss, theft, damage or destruction of the Aircraft or any part thereof not constituting an Event of Loss if the estimated cost of repair or replacement exceeds $1,000,000.

Section 9. Insurance.
           ---------

           (a)  Public Liability and Property Damage Insurance.
                ----------------------------------------------

           Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, the Indenture Trustee or the Participants, maintain or cause to be maintained in effect at all times during the Term, with insurers of nationally or internationally recognized reputation and responsibility which normally participate in airline insurance programs, comprehensive airline public liability insurance (including, without limitation, aircraft third party liability, baggage and mail and aviation general third party liability, contractual liability, passenger legal liability, cargo liability, property damage liability, general third party legal liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of
(i) the amount which Lessee may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) the Minimum Liability Amount; provided that an agreement of the Government for the benefit of the
        --------
Additional Insureds to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 9(a), provided that on or prior to the date of such agreement, the Lessee shall
      --------
provide an Officer's Certificate of the Lessee certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 9. Such insurance shall be of the same type and covering the same risks usually carried by the Lessee with respect to similar aircraft and engines and shall provide coverage that is in substantially similar form, of such types and having limits within the range of limits (but no less than the Minimum Liability Amount) as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes.

           During any period that the Aircraft is grounded and not in operation for any reason, the Lessee may modify the insurance required by this Section 9(a) to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by Lessee on the ground, not in operation, and stored or hangared.

           (b)  Insurance Against Loss or Damage to the Aircraft and Engines.
               ------------------------------------------------------------

           Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, the Indenture Trustee or the Participants, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally recognized responsibility which normally participate in airline insurance programs (i) all risk (including U.S. limited form of war risk insurance covering (but not limited to) hijacking, strikes, civil commotion, terrorist acts and acts of sabotage while the Aircraft is operated in the U.S. and Canada), agreed value, ground, taxiing and flight hull insurance, which may, except as expressly provided in this Section 9(b), exclude war risks and allied perils, covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than the Termination Value from time to time; provided that,
                                                                -------------
neither the Lessee nor any Permitted Sublessee shall be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or Engine. Such hull insurance or other personal property insurance of the Lessee (or a Permitted Sublessee) shall cover Engines or engines and Parts temporarily removed from the Airframe, pending replacement by installation of the same or similar Engines, engines or Parts on the Airframe. Such insurance shall be on a replacement cost basis in respect of damage not constituting an Event of Loss and on an agreed value basis in respect of an Event of Loss and shall be of the same type and covering the same risks usually carried by the Lessee with respect to similar aircraft and engines and shall provide coverage that is in substantially similar form, of such types and having limits within the range of limits (but no less than Termination Value from time to time) as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes. If and to the extent that the Lessee or a Permitted Sublessee operates the Aircraft (A) on routes where it maintains war risk, hijacking or allied perils insurance in effect with respect to other similar owned or leased aircraft in its fleet, (B) on routes where the custom in the industry is to carry war risk, hijacking or allied perils insurance or (C) in any area of recognized hostilities, the Lessee or such Permitted Sublessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in the amount at least equal to Termination Value from time to time. An agreement by the Government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this Section 9(b). Notwithstanding the foregoing, the Lessee shall not be required to maintain war risk insurance (except the U.S. limited form of war risk insurance noted above) so long as the Aircraft is operated only within the United States and Canada.

          During any period that the Aircraft is on the ground and not in operation, the Lessee may carry or cause to be carried, in lieu of the insurance required by this Section 9(b), insurance otherwise conforming with the provisions of this Section 9(b) except that the scope of the risks and the type of insurance shall be in substantially similar form, of such types and having limits within the range of limits (but no less than Termination Value from time to time) as are customarily obtained by similarly situated United States carriers in respect of similar aircraft which are grounded, not in operation, and stored or hangared, provided that the scope of the risks and the type of
                        --------
insurance shall be the same as from time to time applicable to aircraft owned by the Lessee of the same type similarly on the ground and not in operation,

provided further that the Lessee shall maintain insurance against risk of loss
-------- -------
or damage to the Aircraft in an amount equal to the

Termination Value from time to time during such period that the Aircraft is on the ground and not in operation.

          (c)  Additional Insureds; Loss Payment.
               ---------------------------------

          The Lessee shall cause all policies of insurance carried in accordance with this Section 9 to name the Additional Insureds as their respective interests may appear as additional insureds. Such policies shall provide with respect to such Additional Insureds that (i) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Lessee or any other Person (other than such Additional Insured) or, in the case of any particular Additional Insured, any other Additional Insured and shall insure the respective interests of the Additional Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee or any Permitted Sublessee; (ii) in the case of any particular Additional Insured, no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until thirty (30) days (or such lesser period as may be applicable in the case of any war risk coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off (including for unpaid premiums), counterclaim, deduction or subrogation whether by attachment or otherwise, against such Additional Insureds; (vi) such policies shall apply worldwide and have no territorial restrictions or limitations (except, in the case of war, hijacking or related perils insurance, as otherwise permitted hereunder); (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103; and
(viii) losses shall be adjusted with the Lessee (or, if an Event of Default shall have occurred and be continuing, with the loss payee referred to in the last sentence of this Section 9(c)); provided, that, in the case of an Event of
                                     --------
Loss, no adjustment (other than hull deductibles) shall reduce the amount payable under such policy to less than the agreed value required by Section 9(b). Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and each hull policy shall provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Lessee will not delay payment of any claim that would otherwise be payable but for such rights of subrogation. Each hull policy shall name the Indenture Trustee as loss payee as long as the Indenture shall remain in effect and thereafter shall name the Lessor as loss payee; provided that, so long as
                                                    -------- ----
the insurers shall not have received written notice that an Event of Default has occurred and is continuing, if insurance proceeds under a hull policy in the aggregate equal $1,000,000 or less, then such proceeds shall be payable to the Lessee and, notwithstanding the foregoing, any amounts (i) of any proceeds which in the aggregate exceed $1,000,000, (ii) of any proceeds in respect of a total loss or an Event of Loss or (iii) if the insurers shall have received written notice that an Event of Default has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to such loss payee.

          (d)  Deductibles and Self-Insurance.
               ------------------------------

          The Lessee may from time to time self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to this Section 9 under a program applicable to all aircraft in the Lessee's fleet in such amounts as are then self-insured with respect to similar owned or leased aircraft in the Lessee's fleet but in no case shall such self-insurance in the aggregate exceed, in addition to the Lessee's normal deductible per occurrence relating to damage (but not total loss) to aircraft for each aircraft in the Lessee's fleet (which normal deductible amount shall not exceed $500,000 in respect of the Aircraft), an amount equal to 3% of the Lessee's tangible net worth (but in no event to exceed $15,000,000 (including, for purposes of calculating the amount of $15,000,000, the amount of such normal deductible applicable to the Aircraft (but not any other aircraft in the Lessee's fleet))), calculated as at the end of the Lessee's immediately preceding fiscal year.

          (e)  Application of Hull Insurance Proceeds.
               --------------------------------------

          Subject to Section 8(g), as between the Lessor and the Lessee, any payments received under policies of hull or other property insurance required to be maintained by the Lessee pursuant to Section 9(b), shall be applied as follows:

                    (i) if such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments in the aggregate of $1,000,000 or less shall be paid over to or retained by the Lessee and any payments which in the aggregate are greater than $1,000,000 shall be paid over to or retained by the Lessor for payment to the Lessee only upon performance of its repair or replacement obligation;

                    (ii) if such payments are received with respect to an Event of Loss with respect to the Airframe and the Airframe is not being replaced by the Lessee pursuant to Section 8(a)(i), so much of such payments as shall not exceed the Termination Value and other amounts required to be paid by the Lessee pursuant to
               Section 8(a)(ii) shall be applied in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee, and to reimburse the Lessee if such amounts shall have been paid, and the balance, if any, of such payments shall be promptly paid over to or retained by the Lessee; and

                    (iii) if such payments are received with respect to the
               Airframe or the Airframe and Engines or engines installed thereon and the Airframe is being replaced by the Lessee pursuant to
               Section 8(a)(i), such payments shall be paid over to, or retained by the Lessee, provided that if the Lessee has not
                              --------
               completed such replacement and the performance of all other obligations under Section 8(d), such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee.

          (f)  Insurance for Own Account.
               -------------------------

          Nothing in this Section 9 shall prohibit the Lessor, the Owner Participant, the Lessee, the Indenture Trustee or the Noteholders or any Additional Insured from obtaining insurance with respect to the Aircraft for its own account (including, without limitation, in the case of the Lessee, hull insurance under the same policies maintained pursuant to this Section 9 in amounts in excess of those required to be maintained pursuant to this Section 9) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be
                                   --------
obtained which would limit or otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 9, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Lessee's insurers at all times.

          (g)  Reports, etc.
               ------------

          Lessee will furnish, or cause to be furnished, to the Lessor, the Owner Participant and the Indenture Trustee (A) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by Lessee as required pursuant to this Section 9, (B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Section 9, evidence of renewal of such insurance policies, and (C) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Lessee pursuant to this Section 9, a report signed by a firm of recognized aircraft insurance brokers of good reputation, not affiliated with the Lessee, which brokers may be regularly retained by the Lessee and reasonably satisfactory to the Lessor, stating the opinion of such firm that (i) all premiums in connection with the insurance then due have been paid, (ii) the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof and
(iii) to the best of such firm's knowledge, such insurance provides coverage that is in substantially similar form, of such types and having limits within the range of limits as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes, provided that all
                                                              --------
information contained in such report shall be held confidential by the Lessor, the Indenture Trustee and the Owner Participant, and shall not be furnished or disclosed by them to any Person except (A) their legal counsel, independent certified public accountants, insurance brokers or advisors or other agents who agree to hold such information confidential, (B) to any Noteholder or to bona fide prospective and permitted transferees of any Participant and their respective agents (provided that each such transferee shall agree for the
                   --------
benefit of the Lessee to hold all such information similarly confidential), (C) as may be required by Applicable Law or by any court or administrative order or decree or governmental ruling or regulation (or, in the case of any Noteholder, to any bank examiner or other regulatory personnel), (D) as may be necessary for purposes of enforcement of Operative Agreements or (E) to the Security Trustee or rating agencies. The Lessee will instruct such firm to give prompt written advice to the Lessor, the Owner Participant and the Indenture Trustee of any default in the payment of any premium and of any other act or omission on the part of the Lessee (or any Permitted Sublessee) of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Lessee will also instruct such firm to advise the Lessor, the Owner Participant and the Indenture Trustee in writing at least thirty (30) days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 9 (or such lesser period as may be applicable in the case of war risk coverage), provided, that in respect
                                                     --------
of war risk or allied perils coverage, if the notice period specified above is not obtainable, the insurance broker shall provide for as long a period of prior notice as shall then be obtainable.

          (h)  Right to Pay Premiums.
               ---------------------

          The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of Lessor, Owner Participant, Indenture Trustee and the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of Lessor, Owner Participant, Indenture Trustee and the other Additional Insureds shall have the option, in its sole discretion, to pay any such premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Lease and to maintain such coverage, as Lessor, Owner Participant, Indenture Trustee or the other Additional Insureds may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, Owner Participant, Indenture Trustee and the other Additional Insureds for amounts so paid by them.

          (i)  Spares Physical Damage Insurance.
               --------------------------------

          During any period that an Engine is not attached to the Airframe or any other airframe and not otherwise subject to coverage by a hull policy maintained by the Lessee (or a Permitted Sublessee), the Lessee shall maintain or cause to be maintained spares physical damage insurance covering such Engine in an aggregate amount not less than the amount commercially available in aviation insurance markets except that the scope of the risks and the type of insurance shall be in substantially similar form, of such types and having limits within the range of limits as are customarily obtained by similarly situated United States carriers operating similar engines not attached to any airframe, provided that the scope of the risks and the type of insurance shall
          --------
be the same as from time to time applicable to engines owned or leased by the Lessee of the same type and similarly not attached to any airframe.

Section 10.    Liens.
               -----

              The Lessee shall not during the Term directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe, any Engine or any Part or title thereto or any interest therein or in this Lease except (a) the respective rights of the Lessor and the Lessee as provided herein, the Lien of the Indenture and the rights of the parties to the other Operative Agreements; (b) the rights of others under agreements or arrangements to the extent expressly permitted in Sections 5(b) and 7(c); (c) Liens for Taxes of the Lessee either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with generally accepted accounting principles) so long as such proceedings do not involve any non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of any Participant therein or any risk of criminal liability or any material risk of civil penalty against Lessor, Indenture Trustee or any Participant; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) by appropriate proceedings, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Airframe or an Engine or the interest of any Participant therein or any risk of criminal liability or any material risk of civil penalty against Lessor or any Participant; (e) Liens arising out of judgments or awards against the Lessee with respect to which an appeal or proceeding for review is being prosecuted in good faith and with respect to which at the time there shall have been secured a stay of execution, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of any Participant therein; (f) Lessor's Liens and Indenture Trustee's Liens; (g) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft and (h) Liens with respect to which the Lessee (or any sublessee) has provided a bond or other security adequate in the good faith opinion of the Lessor, the Owner Participant and the Indenture Trustee. Liens described in clauses (a) through (h) above are referred to herein as "Permitted Liens." The Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time during the Term.

Section 11.   Recordation and Further Assurances.
              ----------------------------------

              (a)  Recordation of Lease.
                   --------------------

              The Lessee shall cause this Lease, any Lease Supplements, and any and all additional instruments which shall be executed pursuant to the terms hereof to be kept, filed and recorded and to be re-executed, refiled and re-recorded at all times during the Term with the FAA or other Aeronautical Authority to the extent required to perfect and preserve the Lessor's interest in the Aircraft and the Lien (subject to Permitted Liens) of the Indenture Trustee on the Indenture Estate.

              (b)  Further Assurances.
                   ------------------

          The Lessee and the Lessor will each promptly and duly execute and deliver to the other such further documents and assurances and take such further action as the other may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of the Lessor and the Lessee hereunder, including, without limitation, if requested by the Lessor or the Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting any replacement or substituted aircraft or engine to this Lease and the recording or filing of counterparts hereof, or of financing statements with respect hereto.

          (c)  Markings.
               --------

          On or reasonably promptly after the Delivery Date, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe and on each Engine, in a clearly visible location (it being understood that the location of such placard, as identified to the Owner Participant and the Loan Participant prior to the Delivery Date, shall be deemed to be in compliance with this requirement), a placard of a reasonable size and shape bearing the legend, in English, set forth below:

                                  Leased from

               First Union Trust Company, National Association,
                        not in its individual capacity
                 but solely as Owner Trustee, Owner and Lessor

                               and Mortgaged to

                                Allfirst Bank,
                        not in its individual capacity
                        but solely as Indenture Trustee

Such placard to be replaced, if necessary, with a placard reflecting the name of any successor Owner Trustee or Indenture Trustee, as the case may be, as permitted under the Operative Agreements. Such placard may be removed temporarily, if necessary, in the course of maintenance of the Airframe. If such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this Section 11(c).

Except as above provided, neither the Lessee nor any Permitted Sublessee will permit the name of any person to be placed on the Airframe or any Engine in a manner that may be interpreted as a claim of ownership of, or Lien on, the Airframe or any Engine; provided, however, that nothing herein contained shall
                        --------  -------
prohibit the Lessee (or any Permitted Sublessee) from placing its customary colors and insignia on the Airframe or any Engine or from otherwise operating the Aircraft in its livery.

Section 12.    Return of Aircraft and Records.
               ------------------------------

               (a)  Return of Aircraft.
                    ------------------

               Upon the termination of this Lease at the expiration of the Term or upon the earlier termination of this Lease pursuant to the terms hereof, unless the Lessee shall purchase the Aircraft or there shall have been an Event of Loss with respect to the Aircraft, the Lessee, at its own expense, shall, except as otherwise expressly provided herein, return the Airframe by delivering the same to the Lessor in the continental United States of America at a location on the Lessee's domestic route system chosen by the Lessee and reasonably acceptable to the Lessor, fully equipped with two Engines or other General Electric CF34-3B1 Series 200 engines (or engines of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe and owned by the Lessee) duly installed thereon.

               (b)  Return of Other Engines.
                    -----------------------

               In the event any engine not owned by the Lessor shall be returned with the Airframe, such engine shall satisfy the requirements for a Replacement Engine, shall be free and clear of all Liens other than Lessor's Liens and shall have a value, remaining useful life, utility and condition at least as great as the Engine replaced (assuming such Engine was maintained in accordance with the terms hereof) and the Lessee shall, at its own expense and concurrently with such return, furnish the Lessor with (i) a full warranty bill of sale guaranteed by Lessee, in form and substance reasonably satisfactory to the Lessor and the Owner Participant, (ii) an Officer's Certificate as described in Section 7(e)(i)(F), and (iii) an opinion of counsel to the Lessee as described in
Section 7(e)(ii), with respect to each such engine and shall take such other action as required by Section 7(e) to cause such engine to be a Replacement Engine or as the Lessor may reasonably request in order that such engine shall be duly and properly titled in the Lessor free and clear of all Liens other than Lessor's Liens. Upon passage of title such engine shall be deemed to be an Engine for all purposes hereof and thereupon the Lessor will transfer to the Lessee, in "as-is, where is" condition, without recourse or warranty except a warranty against Lessor's Liens, all right, title and interest of the Lessor or any Affiliate in and to an Engine not installed on the Airframe at the time of the return thereof and, if the Indenture has not been discharged, shall request that the Indenture Trustee release such Engine from the Lien of the Indenture.

               (c)  Fuel; Records.
                    -------------

               Upon the return of the Aircraft, (i) the Lessor shall have no obligation with respect to the amount of fuel or oil contained in the Airframe and (ii) the Lessee shall deliver to the Lessor all logs, manuals, certificates and inspection, modification and overhaul records which are required to be maintained with respect thereto under applicable rules and regulations of the FAA and DOT.

               (d)  Condition of Aircraft.
                    ---------------------

               The Aircraft when returned to the Lessor shall be in the operating condition required by Exhibit F hereto.

               (e)  Failure to Return. If Lessee shall, for any reason
                    -----------------
whatsoever, fail to return the Aircraft and the documents referred to in Section 12(c)(ii) at the time and place and in the condition specified herein, all obligations of Lessee under this Lease shall continue in effect with respect to the Aircraft until the Aircraft is so returned to Lessor and Lessee shall pay to Lessor an amount equal to the average daily Basic Rent payable by Lessee during the Term for each day after the end of the Term to but excluding the day of such return; provided, however, that this Section 12(e) shall not be construed as
        --------  -------
permitting Lessee to fail to meet its obligations to return the Aircraft or the documents referred to in Section 12(c)(ii) in accordance with the requirements hereof or constitute, or be deemed to constitute, a waiver of any Event of Default resulting from Lessee's failure to return the Aircraft or such documents or otherwise; and provided, further, that Lessee shall not be responsible for
                  --------  -------
Lessor's failure to accept return of the Aircraft and the documents referred to in Section 12(c)(ii) in accordance with the requirements hereof in a timely manner or for any rent with respect to periods after Lessee has tendered the Aircraft and the documents referred to in Section 12(c)(ii) for return in accordance with this Lease, provided however that if Lessor's inspection of the
                            -------- -------
Aircraft and the documents referred to in Section 12(c)(ii), which inspection shall be conducted in good faith and timely manner, reveals any discrepancy from the condition required by the provisions of this Section 12, Lessee shall continue to pay rent in accordance with this Section 12(e) until the Aircraft and the documents referred to in Section 12(c)(ii) are returned to the Lessor in accordance with this Lease. Any rent owed to Lessor pursuant to this Section 12(e) shall be payable upon acceptance of the Aircraft and the documents referred to in Section 12(c)(ii) by Lessor.

               (f)  Storage and Related Matters.
                    ---------------------------

               If Lessor gives written notice to Lessee not less than 60 days nor more than 180 days prior to the end of the Term requesting storage of the Aircraft upon its return hereunder, Lessee will provide Lessor, or cause Lessor to be provided, with outdoor parking facilities for the Aircraft for a period up to 60 days, commencing on the date of such return, at such storage facility in the 48 contiguous states of the United States as Lessee may select. Lessee shall, at Lessor's written request, maintain insurance (if available) for the Aircraft during such storage period, provided that Lessor shall reimburse Lessee
                                     --------
for Lessee's out-of-pocket cost of providing such insurance. Such storage shall be at Lessor's risk, and Lessor shall pay all applicable storage fees, except that Lessee shall pay the parking fees for the initial 60 day storage period; provided that Lessee's obligation to provide parking shall be subject to Lessee
--------
and Lessor entering into an agreement prior to the commencement of the storage period with the storage facility providing, among other things, that Lessee shall pay only the parking fees for the initial storage period of up to 60 days and that Lessor shall bear all maintenance charges and other costs incurred relating to such storage.

Section 13.    Renewal Option and Purchase Options.
               -----------------------------------

               (a)  Renewal Terms.
                    -------------

               Subject to the final sentence of this Section 13(a), upon expiration of the Basic Term, the Lessee shall have the right to extend this Lease for successive periods of one or two years each (each a "Fixed Renewal Term"), but for not more than an aggregate of three years. Subject to the final sentence of this Section 13(a), upon expiration of the Basic Term or at the end of any Fixed Renewal Term, the Lessee shall have the right to extend this Lease for any number of successive periods of one year each (each a "Fair Market Value Renewal Term"; each Fixed Renewal Term and each Fair Market Value Renewal Term, being hereinafter sometimes called a "Renewal Term") provided that the aggregate term of all Renewal Terms shall not exceed six years. A Fixed Renewal Term will commence at the end of the Basic Term or the preceding Fixed Renewal Term, as the case may be and a Fair Market Value Renewal Term will commence at the end of the Basic Term or the preceding Renewal Term, as the case may be. Such right to extend this Lease shall be exercised upon notice to the Lessor, specifying the nature and duration of the Renewal Term, not less than 210 days nor more than 365 days before the expiration of the Basic Term or the preceding Renewal Term, as the case may be. Such notice shall be irrevocable except that in the event the Lessee gives such notice to the Lessor 240 or more days before the end of the Basic Term or the Renewal Term then in effect, as the case may be, the Lessee may revoke its election to extend this Lease within 15 days following the determination of the Fair Market Rental Value of the Aircraft but in no event later than 210 days prior to the end of the Basic Term or the preceding Renewal Term, as the case may be. If the Lessee requests a determination of Fair Market Rental Value at least 240 days before the expiration of the Basic Term or a Renewal Term, as the case may be, the Lessor and the Lessee shall comply in a timely manner with their respective obligations under the definition of "Fair Market Rental Value" to allow any appraisal of Fair Market Rental Value to be completed in sufficient time to permit the Lessee to exercise the revocation right provided above. If no Specified Default shall have occurred and be continuing on the date of such notice or on the date of the commencement of any Renewal Term, then this Lease shall be extended for the additional period of such Renewal Term as specified in such notice on the same conditions as provided for herein. The Basic Rent payable per annum during any Fixed Renewal Term shall be the lesser of (i) the then Fair Market Rental Value for the Aircraft and (ii) Renewal Rental Rate identified on Exhibit B. The rental payable per annum during any Fair Market Value Renewal Term shall be the then Fair Market Rental Value for the Aircraft. Such rental during each Renewal Term shall be payable semi-annually in arrears. The Termination Value of the Aircraft during each Renewal Term shall be the Fair Market Sales Value for the Aircraft at the beginning of such Renewal Term declining on a straight line basis to the projected Fair Market Sales Value for the Aircraft at the end of such Renewal Term, but in both cases determined prior to the commencement of such Renewal Term. Lessee's right to renew this Lease at the end of the Basic Term is subject to the condition precedent that the Owner Participant shall have agreed in writing with Lessee not to demand payment of the Payment Amount (as defined in the Residual Agreement) pursuant to Section 4(a) of the Residual Agreement within the period specified therein (unless an Event of Default shall thereafter occur and be continuing).

          (b)  Lessee's Purchase Options.
               -------------------------

               (i)   Rights to Purchase.
                     ------------------

          The Lessee shall have the right upon notice as provided herein to purchase the Aircraft (A) on the EBO Date for a price equal to the EBO Amount;
(B) upon the termination of the Basic Term a price equal to the then Fair Market Sales Value of the Aircraft; or (C) at the end of any Renewal Term for a price equal to the then Fair Market Sales Value of the Aircraft in each case as long as no Event of Default of the type referred to in Section 16(f), (g) or (h) hereof shall have occurred and be continuing on the date of purchase. Upon the payment by the Lessee of the purchase price for the Aircraft and the Basic Rent, if any, payable in arrears on the date of purchase, together with all unpaid Basic Rent, if any, payable before such date and all Supplemental Rent then due and payable hereunder (including any Supplemental Rent payable in respect of Make-Whole Amount), the Term shall end and the obligations of the Lessee to pay Rent hereunder (except for Supplemental Rent obligations surviving pursuant to Section 3(c), Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the date of such payment) shall cease, and the Lessor shall convey to the Lessee all right, title and interest of the Lessor in and to the Aircraft on an "as-is, where is" basis, without recourse or warranty except a warranty against Lessor's Liens.

               (ii)  Option to Assume Equipment Notes.
                     --------------------------------

          In the event the Lessee elects to purchase the Aircraft pursuant to clause (A) of Section 13(b)(i), the Lessee may, at its election, assume the payment obligations of the Lessor with respect to such Equipment Notes as contemplated by Section 5.10 of the Participation Agreement, in which case the purchase price to be paid by the Lessee shall be reduced by an amount equal to the principal of the Equipment Notes so assumed by the Lessee.

               (iii) Notice of Exercise of Option.
                     ----------------------------

          The Lessee's right to purchase provided for in clause (B) or (C) of
Section 13(b)(i) shall be exercised upon written notice to the Lessor not less than 180 days nor more than 365 days before the applicable date of purchase provided in such clause (B) or (C) as the case may be. Such notice shall be irrevocable, except that where the purchase price is or may be measured by the Fair Market Sales Value of the Aircraft the Lessee may revoke its exercise of an option to purchase the Aircraft within 15 days following the determination of such Fair Market Sales Value, but in no event later than 180 days prior to the applicable date of purchase provided in such clause (B) or (C), as the case may be. The Lessee's right to purchase provided for in clause (A) of Section 13(b)(i) shall be exercised upon written notice to the Lessor not less than 90 days nor more than 365 days before the EBO Date and shall be irrevocable when given.

Section 14.    Voluntary Termination for Obsolescence.
               --------------------------------------

               (a)  Termination by Sale of Aircraft.
                    -------------------------------

               So long as no Specified Default shall have occurred and be continuing, the Lessee shall have the right at its option five years or more after commencement of the Basic Term on at least 180 days', but not more than 365 days, prior written notice (which notice shall be irrevocable, except as provided below) to the Lessor and the Indenture Trustee, specifying a proposed date of termination which shall be a Termination Date, to terminate this Lease if the chief financial officer of the Lessee shall have certified in writing to the Lessor that the Aircraft shall have become obsolete or shall be surplus to the Lessee's equipment requirements. Subject to the Lessor's preemptive election under Section 14(c), during the period following the giving of such notice of termination until the Termination Date, the Lessee, as agent for the Lessor, shall endeavor to sell the Aircraft "as is", without any warranty by the Lessor or the Lessee except as to the Lessor's title, on behalf of the Lessor. If Lessee receives any bid, it shall at least 10 Business Days prior to the proposed day of sale, certify to Lessor in writing the amount and terms of such bid, such proposed date of sale and the name and address of the potential buyer (which shall not be Lessee or any Affiliate or any Person with whom Lessee or any Affiliate has any arrangement or understanding for the future purchase, lease, operation or use of the Aircraft). Lessor may also solicit bids directly or through agents other than Lessee. So long as the Lessor has not exercised its preemptive election under Section 14(c), the Lessee may, by notice to the Lessor and the Indenture Trustee, withdraw its notice of termination at any time on or before the date 10 days prior to the proposed Termination Date (unless such withdrawal is due to the cancellation of the proposed purchase of the Aircraft by the potential buyer in which event such notice may be given at any time on or prior to the proposed Termination Date), and thereupon this Lease shall continue in full force and effect. Withdrawal of notice of termination shall not exhaust the Lessee's right to give a further notice of termination as provided herein; provided that Lessee shall not be entitled to give more than two such notices (excluding one notice of termination which has been withdrawn due to the cancellation of the proposed purchase of the Aircraft by the potential buyer). Unless the Lessee shall withdraw its notice of termination as stated above or the Lessor shall have made a preemptive election to take possession of the Aircraft in accordance with Section 14(c), on the Termination Date, or such other date of sale as shall be consented to in writing by the Lessor and the Lessee, which date shall thereafter be deemed the Termination Date, the Lessee shall, upon payment in full of the amounts described in Section 14(b), deliver the Airframe and Engines or engines installed thereon to the party which shall have prior to such date submitted the highest bona fide cash bid to close such sale and purchase of the same, in the same manner as if delivery were being made to the Lessor pursuant to Section 12, and shall duly transfer to such party title to any engines which are not Engines delivered with the Airframe in accordance with the terms of Section 12. The Lessor shall, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), simultaneously therewith sell and convey title to the Airframe and the Engines or engines conveyed to the Lessor as provided in Section 12 for cash to such party and request that the Indenture Trustee release the Aircraft from the Lien of the Indenture. Upon the sale of the Airframe and the Engines or engines conveyed to the Lessor as provided in Section 12 pursuant to this Section 14 and receipt by the Lessor of all amounts referred to in Section 14(b), the Lessor will transfer to the Lessee, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), all right, title and interest of the Lessor in and to any Engines constituting part of the Aircraft but which were not delivered to the purchaser with the Airframe. The Lessee shall pay all out of pocket expenses of the Lessor, Owner Participant, Indenture Trustee and each Noteholder in connection with any termination or proposed termination of this Lease except that Lessee shall not be responsible for such expenses of the Lessor or the Owner Participant in the event the Lessor exercises its preemptive election under Section 14(c) and thereafter fails to perform its obligations under such Section.

          (b)  Payments Due Upon Sale of Aircraft.
               ----------------------------------

          The total selling price realized at any sale of the Airframe and Engines or engines installed thereon in accordance with this Section 14 shall be retained by the Lessor and, in addition, on the Termination Date, the Lessee shall pay to the Lessor or, in the case of Supplemental Rent, to the Persons entitled thereto, in immediately available funds, an amount equal to the sum of
(A) the excess, if any, of (x) the Termination Value as of the Termination Date, over (y) the net proceeds of the sale of the Aircraft, plus (B) all unpaid Supplemental Rent due on or before the Termination Date (including Make-Whole Amount), plus (C) the arrears portion, if any, of Basic Rent payable on such Termination Date, together with all unpaid Basic Rent, if any, payable before the Termination Date, plus (D) the reasonable fees and expenses of the Participants, the Indenture Trustee and Lessor in connection therewith, plus (E) any sales, transfer or similar Taxes incurred on such sale.

          (c)  Preemptive Election by Lessor.
               -----------------------------

          Notwithstanding the foregoing provisions of this Section 14, the Lessor may, not later than 90 days prior to the proposed Termination Date, notify the Lessee of its preemptive election to take possession of the Aircraft, which notice shall be accompanied by an irrevocable undertaking by the Lessor to pay to the Indenture Trustee the amount required to pay in full (after giving effect to any installment of Basic Rent due and payable on such date) the aggregate unpaid principal amount of the outstanding Equipment Notes, together with all accrued interest thereon and Make-Whole Amount, if any (without releasing Lessee from its obligations under clause (B) of Section 14(b) in respect of the payment of such amount). Upon payment by the Lessor of such amount to the Indenture Trustee, and payment by the Lessee of all amounts specified in this Section 14(c) to be paid by the Lessee on the Termination Date, the Lessee shall have no obligation to pay Termination Value. On the Termination Date, if the Lessor shall have paid such amount to the Indenture Trustee, the Lessee shall deliver the Airframe and Engines or engines installed thereon to the Lessor in accordance with Section 12 and shall pay all unpaid Basic Rent, if any, payable before the Termination Date, together with the arrears portion, if any, of Basic Rent due on such Termination Date, all unpaid Supplemental Rent due on or before or after the Termination Date

(including Make-Whole Amount), and the Lessor shall transfer to the Lessee title to any Engines constituting part of the Airframes but which were not then installed on the Aircraft as provided in Section 12(b). If the Lessor, having given notice of a preemptive election, shall fail to perform any of its obligations pursuant to this Section 14(c) and as a result thereof this Lease shall not be terminated on a proposed Termination Date, the Lessee may at its option at any time thereafter submit a new termination notice but the Lessor may only be entitled to exercise on one additional occasion its preemptive election to retain the Aircraft upon a subsequent termination pursuant to this Section 14.

          (d)  Termination of Lease.
               --------------------

          Upon delivery by the Lessee of the Airframe and Engines or engines installed thereon and payment by the Lessee of all amounts payable by the Lessee under either Section 14(b) or 14(c), as the case may be, the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to Section 3(c) and Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not paid as of the Termination Date) shall cease and the Term shall end.

          (e)  Effect of No Sale or Preemptive Delivery to Lessor.
               --------------------------------------------------

          If on the Termination Date no sale of the Aircraft shall have occurred and the Lessee has not delivered the Aircraft to the Lessor pursuant to Section 14(c) or the Lessor shall fail to pay the amounts specified in Section 14(c) upon exercise of its preemptive election, the Lessee's notice given pursuant to
Section 14(a) shall be deemed to be withdrawn as of such date and this Lease shall continue in full force and effect, without prejudice, however, to any claims the Lessee may have against any Person under the Participation Agreement or otherwise if a failure to deliver the Aircraft to the Lessor pursuant to
Section 14(c) shall have been due to a failure of the Lessor to make the payment by the Lessor provided for in such Section.

          (f)  No Duty on Part of Lessor.
               -------------------------

          Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take any action in connection with any such sale other than to cooperate with such efforts as Lessee may reasonably request and to make the transfers described in Section 14(a).

 Section 15. Investment of Security Funds.
             ----------------------------

          Any monies paid to or retained by the Lessor which are required to be paid to the Lessee or applied for the benefit of the Lessee (including, without limitation, amounts payable to the Lessee under Sections 8 and 9), but which the Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Lessee or applied as provided herein, be invested by the Lessor (or, if the Indenture shall not have been discharged, the Indenture Trustee) from time to time at the direction, risk and expense of the Lessee in Permitted Investments, subject, in the case of investments by the Indenture Trustee to the terms of Section 3.07 of the Indenture. There shall be promptly remitted to the Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Specified Default shall have occurred and be continuing, in which case such gains shall be held or applied in accordance with the preceding sentence. The Lessee will promptly pay to the Indenture Trustee or the Lessor, as the case may be, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

 Section 16. Events of Default.
             -----------------

          The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

          (a) The Lessee shall fail to make any payment of (i) Basic Rent, Termination Value or a payment required by clause (iii) of the second sentence of Section 3(c) when due and such failure shall continue for a period of ten (10) days or (ii) Supplemental Rent (other than Termination Value or the payment required by clause (iii) of the second sentence of
     Section 3(c)) within fifteen (15) days after receipt by the Lessee of a written demand therefor from the Lessor, the Indenture Trustee or a Majority in Interest of Noteholders, provided, that in the case of
                                          --------
     Supplemental Rent which constitutes an Excluded Payment, such demand shall only be effective for purposes of this paragraph (a) if sent by the Owner Participant or the Lessor and such failure shall not become an Event of Default until the Owner Participant shall have notified the Indenture Trustee that it has elected to treat such failure as an Event of Default;

          (b) The Lessee shall fail to procure and maintain insurance required pursuant to Section 9 or such insurance shall be cancelled or lapse; provided that such lapse or cancellation shall not constitute an Event of
     --------
     Default until the earlier of (i) thirty (30) days after receipt by the Lessor or the Indenture Trustee of notice of such lapse or cancellation (or seven (7) days or such shorter time as may be standard in the industry with respect to war-risk coverage) or (ii) the date that such lapse or cancellation is effective as to the Lessor, the Owner Participant, the Indenture Trustee or any Noteholder;

          (c) The Lessee shall operate the Aircraft after having received notice that the public liability insurance required by Section 9(a) has lapsed or has been cancelled;

          (d) The Lessee shall fail to perform or observe any other covenant or condition to be performed or observed by it hereunder or under any other Operative Agreement (other than the Tax Indemnity Agreement), and such failure shall continue unremedied for a period of thirty (30) days after delivery of notice of such failure from the Lessor, the Indenture Trustee or a Majority in Interest of Noteholders to the Lessee, unless such failure is curable and the Lessee shall, after the delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure within 150 days after delivery of such notice;

          (e) Any representation or warranty made by the Lessee herein or in any Operative Agreement or in any document or certificate required to be delivered by the Lessee pursuant thereto (other than the Tax Indemnity Agreement) shall prove to have been incorrect in any material respect when made and shall remain material at the time in question and shall not be remedied within thirty (30) days after notice thereof has been given to the Lessee by the Lessor or the Indenture Trustee or a Majority in Interest of Noteholders, unless such incorrectness is curable and Lessee shall, after delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure within 150 days after the delivery of such notice;

          (f) The Lessee shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or the Lessee shall fail or shall admit in writing its inability to pay its debts generally as they come due (as provided in 11 U.S.C. (S) 303(h)(1)), or shall make a general assignment for the benefit of its creditors, or the Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under any applicable bankruptcy or insolvency or similar laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law or shall consent to the entry of an order for relief in an involuntary case under any such law or the Lessee shall file an answer admitting the material allegations of a petition filed against the Lessee in any such proceeding, or otherwise seek relief under the provisions of any now existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors;

          (g) An order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Lessee, a receiver, trustee or liquidator of the Lessee or of any substantial part of its property, or any substantial part of the property of the Lessee shall be sequestered, and any such order, judgment, decree, appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof;

          (h) A petition against the Lessee in a proceeding under any applicable bankruptcy laws or other insolvency or similar laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within sixty (60) days thereafter, or, in the case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as property filed and such approval shall not be withdrawn or the proceeding dismissed within sixty (60) days thereafter, or a decree or order for relief in respect of the Lessee shall be entered by a court of competent jurisdiction in an involuntary case under such bankruptcy, insolvency or similar laws, as now or hereafter constituted and such decree or order shall remain unstayed in effect for a period of sixty (60) days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of sixty (60) days;

          (i) So long as the Indenture is in effect or, after foreclosure of the Lien of the Indenture, so long as the Indenture Trustee or its nominee holds title to the Aircraft, final judgment or judgments for the payment of money in excess of $5,000,000 (which is not covered by insurance) shall be outstanding against the Lessee for more than thirty (30) days from the date of its entry and has not been satisfied or discharged in full, vacated, bonded (in a manner sufficient to stay enforcement) or stayed, provided
                                                                    --------
     that, so long as neither the Lessee nor an Affiliate of the Lessee is the Owner Participant, the event described in this Section 16(i) shall only constitute an Event of Default if the Owner Participant shall have notified the Indenture Trustee in writing that it agrees to treat such event as an Event of Default;

          (j) So long as the Indenture is in effect or, after foreclosure of the Lien of the Indenture, so long as the Indenture Trustee or its nominee holds title to the Aircraft, the Lessee shall default in the observance or performance of any agreement or condition relating to any Indebtedness (as hereinafter defined) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition being that any outstanding Indebtedness in excess of $5,000,000 (or the equivalent in any foreign currency) has become payable prior to its stated maturity or due date (and such acceleration is not (i) promptly waived by the holders of such Indebtedness, (ii) being contested in good faith by appropriate proceedings or otherwise disputed in good faith or (iii) in the case of any Indebtedness of the type described in clause (C) below, satisfied by the Lessee promptly upon the same becoming due); it being understood and agreed for purposes of this Section 16(j) that "Indebtedness" means the Lessee's obligations for (A) borrowed money, (B) under any lease, or (C) under any agreement whereby the Lessee guarantees the obligations of any other Person for borrowed money or under a lease by such Person, provided that, so long as neither the Lessee
                  --------
     nor an Affiliate of the Lessee is the Owner Participant, the event described in this Section 16(j) shall only constitute an Event of Default if the Owner Participant shall have notified the Indenture Trustee in writing that it agrees to treat such event as an Event of Default;

          (k) Except if the Indenture is terminated in accordance with its terms, the Lien of the Indenture shall cease to be a valid first priority Lien (other than as a result of any Permitted Lien or as a result of any Indenture Default or Indenture Event of Default of the type referred to in
     Section 4.02(j) of the Indenture) on (i) the Indenture Estate (other than the Aircraft) and such condition shall continue for a period of ten (10) days after a Responsible Officer of the Lessee has actual knowledge of such condition or (ii) the Aircraft;

          (l) The Lessee shall cease to be a Certificated Air Carrier and such circumstance results in either (i) the inability of the Lessee to operate aircraft in revenue service or (ii) the Owner Trustee (or the Indenture Trustee as assignee of the Owner Trustee) no longer being entitled to the benefits of Section 1110 of the Bankruptcy Code, and in either case such condition shall continue for a period of thirty (30) days; or

          (m) If, at any time after the Lien of the Indenture (and any other indenture or security agreement entered into in connection with a refinancing pursuant to Article 13 of the Participation Agreement) has been discharged in accordance with its terms or the Owner Participant has purchased the Equipment Notes (or the evidences of indebtedness under any such other indenture or security agreement), any "Event of Default" as defined in any Specified Lease shall occur and be continuing;

provided that, notwithstanding anything to the contrary contained in this Lease,
--------
any failure of the Lessee to perform or observe any covenant, condition, or agreement herein shall not constitute an Event of Default under clause (d) above if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss" so long as the Lessee is continuing to comply with
               -------------
the applicable terms of Section 8.

 Section 17.   Remedies.
               --------

          Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default by a notice to the Lessee (provided that this Lease
                                                       --------
shall be deemed to have been declared in default without the necessity of such notice upon the occurrence of any Event of Default described in paragraph (f),
(g) or (h) of Section 16); and at any time thereafter so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may do, and the Lessee shall comply with, one or more of the following with respect to the Airframe and all or any part of the Engines, as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect; provided that
                                                                   --------
during any period the Aircraft is subject to the Civil Reserve Air Fleet Program in accordance with the provisions of Section 5(b) and in the possession of the United States government or an instrumentality or agency thereof, the Lessor shall not, on account of any Event of Default, be entitled to do any of the following in such manner as to limit the Lessee's control under this Lease (or any sublessee's control under any sublease permitted by the terms of this Lease) of any Airframe or any Engines, unless at least 60 days' (or such lesser period, if any, as may then be applicable under the Military Airlift Command Program of the United States Government) prior notice of default hereunder shall have been given by the Lessor by registered or certified mail to the Lessee (or any sublessee) with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the United States Air Force under any contract with Lessee (or any sublessee) relating to the Aircraft:

          (a) Cause the Lessee, upon the written demand of the Lessor and at the Lessee's expense to, and the Lessee shall, promptly return the Airframe and all or such part of the Engines as the Lessor may demand to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 12 as if the Airframe and such Engines were being returned at the end of the Term; or the Lessor, at its option, may cause public officials acting pursuant to judicial order obtained in summary proceedings or otherwise to enter upon the premises where the Airframe or any or all Engines are located or reasonably believed to be located and take immediate possession of and remove such Airframe or Engines, and the Lessee shall comply therewith, all without liability to the Lessor, the Indenture Trustee or the Noteholders for or by reason of such entry or taking possession or removal, whether for the restoration of damage to property caused by such taking possession or removal; or otherwise; and the Lessee shall promptly execute and deliver to the Lessor such instruments of title or other documents as the Lessor may deem necessary or advisable to enable the Lessor or its agent to obtain possession of the Airframe or the Engines, provided that if the Lessee
                                                --------
     shall for any reason fail to execute and deliver such instruments and documents after such request, the Lessor shall be entitled to a judgment for specific performance, conferring the right to immediate possession upon the Lessor and requiring the Lessee to execute and deliver such instruments and documents to the Lessor;

          (b) Sell or otherwise dispose of all or any part of the Aircraft, at public or private sale, whether or not the Lessor shall at the time have possession thereof, as the Lessor may determine, or hold, use, operate, lease to others or keep idle all or any part of the Aircraft, Airframe or any Engine as the Lessor, in its sole discretion, may determine, in any such case free and clear of any rights or claims of whatsoever kind of the Lessee except as hereinafter set forth in this Section 17 and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto except to the extent required by paragraph (d) below in the event the Lessor elects to exercise its rights under said paragraph in lieu of its rights under paragraph (c) below;

          (c) Whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to the Aircraft, the Lessor, by written notice to the Lessee specifying a payment date (which shall be a Termination Date) not earlier than 10 days from the date of such notice, may require the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, any installment of Basic Rent due on or before such payment date plus an amount equal to the excess, if any, of (i) Termination Value for the Aircraft, determined as of such payment date over (ii) the Fair Market Sales Value for the Aircraft, computed as of such payment date, together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount of such excess, if any, from such payment date, to the date of actual payment of such amount; provided that, in any such instance in which
                                    -------------
     the Lessor is unable to repossess the Aircraft due to circumstances not relating to or caused by any Lessee Person and the Fair Market Sales Value thereof is deemed to be zero, upon receipt of any such payment under this clause (c) and all other amounts due hereunder, the Lessor shall convey, as-is, where-is, without recourse or warranty, other than a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines, and execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance;

          (d) In the event the Lessor, pursuant to paragraph (b) above, shall have sold the Aircraft upon reasonable notice to the Lessee, the Lessor in lieu of exercising its rights under paragraph (c) above with respect to the Aircraft, may, if it shall so elect, require the Lessee to pay the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the date on which such sale occurs but in addition to any installment of Basic Rent due on or up to the date on which such sale occurs), the amount of any deficiency of the net proceeds of such sale below the Termination Value of the Aircraft, determined as of the Termination Date immediately preceding the date of such sale, together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount of such deficiency from such Termination Date to the date of actual payment; and

          (e) (i) Rescind, cancel or terminate this Lease or (ii) exercise any other right or remedy which may be available under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages (but in all events consistent with the liquidation of damages agreement set forth herein) for the breach hereof.

In addition, the Lessee shall be liable for any unpaid Supplemental Rent due hereunder before or after any termination hereof (which obligations shall survive following such termination), including all reasonable costs and expenses including attorney's fees and disbursements incurred by the Lessor, the Owner Participant, the Indenture Trustee or the Loan Participant by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto including without limitation all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with, and in the condition required by, the terms of Section 12 or any appraisal of the Aircraft required for purposes of this Section 17. At any sale of the

Aircraft, the Airframe or any Engine, or portion thereof pursuant to this
Section 17, the Lessor or the Owner Participant may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 17 is intended to be exclusive (but the liquidation of damages provided in this Section 17 shall, to the extent required by Applicable Law, be the exclusive liquidated damages remedy), but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor for the Event of Default at law or in equity; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No express or implied waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

 Section 18.   Lessor's Right to Perform for the Lessee.
               ----------------------------------------

          If the Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein the Lessor may, upon prior notice to the Lessee, itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand; provided that no such
                                                      --------
payment or performance by the Lessor shall be deemed to cure any Default or Event of Default under this Lease or relieve the Lessee of any of its obligations hereunder; provided further that nothing in this Section 18 shall be
                       --------
deemed to permit the Lessor to exercise any control over the operation or maintenance of the Aircraft or any part thereof while it is being utilized in the air transportation services of the Lessee or any Permitted Sublessee without the consent of the Lessee; provided further that the provisions of this
                                   --------
Section 18 shall not affect Lessor's right to exercise its remedies under
Section 17 upon the occurrence and continuance of an Event of Default.

 Section 19.   Bankruptcy.
               ----------

          It is the intention of the parties that the Lessor (and the Indenture Trustee as assignee of the Lessor under the Indenture) shall be entitled to the benefits of 11 U.S.C. (S) 1110 with respect to the right to repossess the Airframe, Engines and Parts as provided herein, and in any circumstances where more than one construction of the terms and conditions of this Lease is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful. To the extent consistent with the provisions of 11 U.S.C. (S) 1110 or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time, any right of the Lessor to take possession of the Aircraft in compliance with the provisions of this Lease shall not be affected by the provisions of 11 U.S.C.
(S) 362 or 363, as amended from time to time, or any analogous provisions of any superseding statute or any power of the bankruptcy court to enjoin such taking of possession.

 Section 20.   Assignment: Benefit and Binding Effect.
               --------------------------------------

           (a) Assignment by the Lessee.
               ------------------------

          The Lessee may not, without the prior written consent of the Lessor and the Owner Participant, assign any of its rights hereunder except as otherwise expressly provided herein.

           (b) Assignment by the Lessor.
               ------------------------

          The Lessor's interest in this Lease has been assigned as security to the Indenture Trustee pursuant to the Indenture (which Lessee acknowledges receipt of an executed copy thereof) for the benefit of the holders from time to time of the Equipment Notes, and the Lessee acknowledges due notice of, and consents to, such security assignment and the mortgage of the Aircraft in favor of the Indenture Trustee. The Lessor may not, without the prior consent of the Lessee, otherwise assign any of its rights under or interest in this Lease except to a successor Owner Trustee or additional trustee referred to in Section
9.01 of the Participation Agreement and Section 9.01 of the Trust Agreement or as otherwise expressly provided herein.

           (c) Benefit and Binding Effect.
               --------------------------

          The terms and provisions of this Lease shall be binding upon and, subject to the limitations on assignment of rights hereunder, inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns. Nothing herein shall be construed as creating rights in any other Person except, to the extent provided herein, the Owner Participant, the Indenture Trustee, the Loan Participant and the Noteholders.

           (d) Sublessee's Performance and Rights.
               ----------------------------------

          Any obligation imposed on the Lessee in this Lease shall require only that the Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any sublessee or transferee of the Airframe or any Engine or Part permitted by the terms hereof under a sublease or transfer agreement then in effect shall constitute performance by the Lessee and to the extent of such performance discharges such obligation by the Lessee.

 Section 21.   Owner Trustee's Limitation on Liability.
               ---------------------------------------

          Trust Company is entering into this Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity, except as otherwise expressly provided herein and neither Trust Company nor any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement shall be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations stated to be those of the Lessor hereunder, as to which all interested parties shall look solely to the Trust Estate, except to the extent expressly provided otherwise in any other Operative Agreement, provided, however, that nothing in this Section 21 shall be construed
           --------  -------
to limit in scope or substance the liability of Trust Company or any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement in its individual capacity for the consequences of its own willful misconduct or gross negligence or (in receiving, handling or remitting funds) its simple negligence, or the inaccuracy or breach of its representations, warranties or covenants made in such capacity in any other Operative Agreement.

 Section 22.   Certain Agreements of Lessee.
               ----------------------------

          The Lessee will take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of this Lease, each Lease Supplement, the Trust Agreement, the Indenture, each Indenture Supplement and any financing statements or other instruments as are necessary or requested by the Owner Participant or the Indenture Trustee and appropriate, to maintain, so long as the Indenture or this Lease is in effect, the perfection of the security interest created by the Indenture and any security interest that may be claimed to have been created by this Lease and the ownership interest of the Owner Trustee in the Aircraft, and will furnish to the Owner Trustee, the Indenture Trustee and the Owner Participant timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action.

 Section 23.   Miscellaneous.
               -------------

           (a) Notices.
               -------

          Except as otherwise specifically provided herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be mailed, certified or registered mail, return receipt requested with proper first class postage prepaid, or sent in the form of a telecopy or by overnight courier, provided that there is receipt of such notice
                                  --------
the next Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Lessor, the Indenture Trustee or any other party to the Participation Agreement to the respective addresses set forth in Section 12.01 to the Participation Agreement or to such other address or telecopy number as any such party may designate pursuant to Section 12.01 of the Participation Agreement.

           (b) Counterparts.
               ------------

          This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the next sentence and the legends appearing on the cover and signature page hereof, be an original, but all such counterparts shall together constitute but one and the same instrument. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS THE TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

           (c) Amendments.
               ----------

          Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Lessor and the Lessee provided, however, that unless and
                                            --------  -------
until the Indenture has been discharged, except as otherwise provided in the Indenture, no termination, amendment, supplement, waiver or modification of, or waiver by or consent of the Lessor in respect of, any of the provisions of this Lease shall be effective unless the Indenture Trustee shall have joined in such amendment, modification, waiver or consent or shall have given its prior consent thereto.

           (d) Agreement to Lease.
               ------------------

          It is the intent of the parties to this Lease that for all purposes (including, without limitation, U.S. Federal income tax purposes) this Lease will be a true lease, and that this Lease conveys to the Lessee no right, title or interest in the Aircraft except as a lessee.

           (e) Governing Law.
               -------------

               (i) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LEASE HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

               (ii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS LEASE.

          (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 12.01 OF THE PARTICIPATION AGREEMENT. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS
SECTION 23(e)(iii), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

          (iv) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

          (v) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS LEASE.

          (f) Severability.
              ------------

          Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g) Survival.
              --------

          The representations, warranties, indemnities and covenants set forth herein shall survive the delivery of the Aircraft, the transfer of any interest of Owner Participant in this Lease, the other Operative Agreements, the Trust Estate and the Trust Agreement and the transfer of any interest by any Noteholder of its Equipment Notes.

          (h) Article 2A.
               ----------

          The Lessor and the Lessee agree that this Lease is a "finance lease" for purposes of Article 2A of, and as defined in Section 2-A-103 of the Uniform Commercial Code. The Lessee agrees that no right or remedy granted solely by reason of Article 2A of the Uniform Commercial Code shall be available to the Lessee as against the Lessor unless expressly provided in this Lease.

                           *            *           *

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed by their authorized officers as of the day and year first above written.

                              FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION
                              not in its individual capacity,
                              but solely as Owner Trustee


                              By: /s/ Stephen J. Kaba
                                  -------------------
                                  Name: Stephen J. Kaba
                                  Title: Vice President


                              MIDWAY AIRLINES CORPORATION


                              By: /s/ Jonathan S. Waller
                                  ----------------------
                                  Name: Jonathan S. Waller
                                  Title: Senior Vice President
                                          General Counsel

     THE LESSOR HAS ASSIGNED THIS LEASE AGREEMENT TO THE INDENTURE TRUSTEE AS SECURITY. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE IMMEDIATELY FOLLOWING THIS LEGEND.

     Receipt of this original counterpart of the foregoing Lease Agreement is hereby acknowledged on this _____ day of August, 1999.


                         ALLFIRST BANK, as Indenture Trustee



                         By:  ____________________________________
                              Name:
                              Title:

                                   APPENDIX A

                              DEFINITIONS [N583ML]


GENERAL PROVISIONS

          The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

          Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

     "Additional Insureds" means the Owner Trustee (in its individual and trust
      -------------------
capacities), the Owner Participant, the Indenture Trustee (in its individual and trust capacities) and each of the Noteholders and each of the respective successors and permitted assigns and respective directors, officers and employees of the foregoing.

     "Aeronautical Authority" means as of any time of determination, the FAA or
      ----------------------
other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

     "Affiliate" means, with respect to any Person, any other Person directly or
      ---------
indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

     "After Tax Basis" means a basis such that any payment to be received or
      ---------------
accrued or deemed to be received by a Person shall be supplemented by a further payment or payments to such Person so that the sum of such payments, after deduction of the net amount of all Taxes (taking into account any related credits or deductions) actually payable to any taxing authority resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received.

     "Aircraft" means the Airframe together with the two Engines, whether or not
      --------
any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.

     "Airframe" means (i) the Canadair Regional Jet Model CL-600-2B19 Series
      --------
200ER aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as title to such removed Parts remains vested in the Lessor under the terms of Section 7 of the Lease) originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease, and
(ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease.

     "Allfirst" means Allfirst Bank, a Maryland state-chartered commercial bank,
      --------
and its successors and permitted assigns.

     "Applicable Law" means all applicable laws, statutes, treaties, rules,
      --------------
codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority of competent jurisdiction and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

     "Applicable Rate" has the meaning specified in Exhibit B to the Lease.
      ---------------

     "Average Life Date" means, for any Equipment Note, the date which follows
      -----------------
the prepayment date by a period equal to the Remaining Weighted Average Life of such Equipment Note.

     "Bankruptcy Code" means Title 11 of the United States Code, as amended, and
      ---------------
any successor thereto.

     "Basic Rent" means the rent payable on Basic Rent Payment Dates throughout
      ----------
the Basic Term for the Aircraft pursuant to Section 3(b) of the Lease and rent payable during any Renewal Term pursuant to Section 13(a) of the Lease.

     "Basic Rent Payment Date" means each date listed under the heading "Basic
      -----------------------
Rent Payment Date" in Exhibit C to the Lease.

     "Basic Term" means the period commencing at the beginning of the day on the
      ----------
Delivery Date and ending at end of the day on the Expiration Date, or such earlier date on which the Lease shall be terminated as provided therein.

     "Beneficial Interest" means the interest of the Owner Participant under the
      -------------------
Trust Agreement.

     "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of Sale.
      -------------

     "Business Day" means any day other than a Saturday or Sunday or other day
      ------------
on which commercial banks are authorized or required by law to close in New York City, Morrisville, North Carolina (or in the event the Lessee changes the location of its chief executive offices to a location other than Morrisville, North Carolina such other location), Baltimore, Maryland (or in the event the Indenture Trustee administers its corporate business in a location other than Baltimore, Maryland such other location), and after the Lien of the Indenture is discharged, Wilmington, Delaware.

     "Citizen of the United States" means a citizen of the United States as
      ----------------------------
defined in (S)40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

     "Code" means the United States Federal Internal Revenue Code of 1986, as
      ----
amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

     "Commitment" of a Loan Participant shall have the meaning given such term
      ----------
in Section 2.01(d) of the Participation Agreement; "Commitment" of the Owner
                                                    ----------
Participant shall have the meaning given such term in Section 2.01(c) of the Participation Agreement.

     "CRAF Program" has the meaning specified in Section 5(b)(vii) of the Lease.
      ------------

     "Designated Maturity" means, with respect to any determination of a
      -------------------
Treasury Rate, the maturity of the United States Treasury Notes designated pursuant to the definition of "Make-Whole Amount" as being those to be used in the calculation of such Treasury Rate.

     "Default" means any event or condition which, with the lapse of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

     "Deficiency Agreement" has the meaning given to such term in the recitals
      --------------------
of the Participation Agreement.

     "Deficiency Obligor" has the meaning given to such term in the recitals of
      ------------------
the Participation Agreement.

     "Delivery Date" means the date on which the Aircraft is delivered and sold
      -------------
to the Lessor and leased by the Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

     "Dollars", "Dollar" and "$" means the lawful currency of the United States
      -------    ------       -
of America.

     "DOT" means the United States Department of Transportation and any agency
      ---
or instrumentality of the United States Government succeeding to its functions.

     "EBO Date" has the meaning given to such term in Exhibit B to the Lease.
      --------

     "EBO Amount" has the meaning given to such term in Exhibit B to the Lease.
      ----------

     "Engine" means (A) each of the two General Electric CF34-3B1 Series 200
      ------
engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as title to such Parts remains vested in the Lessor under the terms of Section 7 of the Lease. The term "Engines" means, as of any
                                                     -------
date of determination, the two engines each of which is an Engine on that date.

     "Engine Manufacturer" means General Electric Company, a New York
      -------------------
corporation, and its successors and permitted assigns.

     "Engine Manufacturer's Consent" means the Engine Manufacturer's Consent and
      -----------------------------
Agreement [N583ML], dated as of August 10, 1999, from the Engine Manufacturer.

     "Engine Warranty Assignment" means the Engine Warranty Assignment [N583ML],
      --------------------------
dated as of August 10, 1999, between Lessee and Owner Trustee.

     "Equipment Notes" means the Equipment Notes issued by the Owner Trustee
      ---------------
pursuant to the Indenture and any equipment note issued in exchange therefor or replacement thereof pursuant to the Indenture, each substantially in the form set forth in Exhibit B to the Indenture.

     "ERISA" means the Employee Retirement Income Security Act of 1974 and any
      -----
regulations and rulings issued thereunder all as amended and in effect from time to time.

     "ERISA Plan" means, individually or collectively, an employee benefit plan,
      ----------
as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code;

     "Event of Default" has the meaning given to such term in Section 16 of the
      ----------------
Lease.

     "Event of Loss" means any of the following events with respect to the
      -------------
Aircraft, the Airframe or any Engine:

          (i) any theft, hijacking or disappearance of such property for a period of 30 consecutive days (provided that, so long as Lessee shall be diligently pursuing recovery of such property, such period shall be extended to 60 consecutive days) or more or, if earlier for a period that extends until the end of the Term;

          (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

          (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

          (iv) with respect to the Airframe only, requisition of use of such property by any foreign government or purported government or any agency or instrumentality thereof (other than the Government), for a period in excess of 180 consecutive days (for countries listed in Exhibit E to the Lease) or 30 consecutive days (for any other country) or such shorter period ending on the expiration of the Term;

          (v) with respect to the Airframe only, requisition of use of such property by the Government for a period extending beyond the Term;

          (vi) condemnation, confiscation or seizure of, or requisition of title of such property by any foreign government or purported government or any agency or instrumentality thereof or by the Government, for a period in excess of 10 consecutive days or such shorter period ending on the expiration of the Term;

          (vii) as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft for the transportation of passengers or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Canadair Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 180 consecutive days (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 180-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, an Event of Loss shall be deemed to have occurred; and

          (viii) with respect to an Engine only, the requisition or taking of use thereof by any government, or instrumentality or agency thereof and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 31st day following loss of such property or its use due to theft or disappearance or the 61st day following such loss if such period shall have been extended (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 181st day (for countries listed in Exhibit E to the Lease) or 31st day (for any other country) following requisition of use of such property by a foreign government or other Governmental Authority referred to in clause (iv) above, or the end of the Term if earlier than such 181st or 31st day; (ee) the 11th day following condemnation, confiscation or seizure of, or requisition of title of such property by a foreign government or other Governmental Authority referred to in clause (vi) above or the Government or the end of the Term if earlier than such 11th day; (ff) the last day of the Term in the case of requisition of use of such property by the Government; and (gg) the last day of the applicable period referred to in clause (vii) above (or if earlier, the end of the Term). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.

     "Excluded Payments" means collectively, (i) indemnity, expense,
      -----------------
reimbursement or other payments (including without limitation, Transaction Costs) paid or payable by the Lessee in respect of the Owner Participant, the Owner Trustee in its individual capacity or any of their respective successors, permitted assigns, directors, officers, employees, servants and agents or Affiliates (other than the Owner Trustee in its trust capacity), pursuant to the Participation Agreement or any other Operative Agreement or any indemnity hereafter granted to the Owner Participant or the Owner Trustee in its individual capacity pursuant to the Lease or the Participation Agreement, (ii) proceeds of public liability insurance (or government indemnities in lieu thereof) in respect of the Aircraft payable as a result of insurance claims paid for the benefit of, or losses suffered by, the Owner Trustee in its individual capacity or by the Owner Participant, or their respective successors, permitted assigns or Affiliates, (iii) proceeds of insurance maintained with respect to the Aircraft by the Owner Participant or any Affiliate thereof (whether directly or through the Owner Trustee) in accordance with Section 9(f) of the Lease, (iv) payments by the Lessee in respect of any amounts payable under the Tax Indemnity Agreement, (v) any purchase price paid to the Owner Participant for its interest in the Trust Estate, (vi) any amounts paid or payable pursuant to the Deficiency Agreement or the Residual Agreement, (vii) any payments in respect of interest to the extent attributable to payments referred to in clauses (i) through (vi) above, and (viii) any right to demand, collect or otherwise receive and enforce the payment of any amount described in clauses (i) through (vii) above.

     "Expenses" has the meaning given to such term in Section 7.01(a) of the
      --------
Participation Agreement.

     "Expiration Date" means the date specified as such in the Lease Supplement
      ---------------
executed and delivered on the Delivery Date.

     "FAA Bill of Sale" means (A) the bill of sale for the Airframe on AC Form
      ----------------
8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a bill of sale for a Replacement Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the seller thereof in favor of the Owner Trustee.

     "Fair Market Rental Value" or "Fair Market Sales Value" of the Airframe or
      ------------------------      -----------------------
any Engine shall mean the value that would be obtained in an arms'-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between the Lessor and the Lessee or, if not agreed to by the Lessor and the Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered in New York City mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers. If either party should fail to appoint an appraiser within 15 days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party. If the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within 15 days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment. The appraisal shall be completed within 30 days of the appointment of the last appraiser appointed. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease and that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease. Except as otherwise expressly provided in the Lease, all appraisal costs will be shared equally by the Lessor and the Lessee; provided that if the Lessee elects not to renew the Lease or
                --------
purchase the Aircraft following the conclusion of such appraisal, the Lessee shall pay all appraisal costs. Notwithstanding the foregoing, for purposes of
Section 17 of the Lease, the "Fair Market Rental Value" or "Fair Market Sales Value" of the Aircraft, the Airframe or any Engine, shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, the Airframe or any Engine. Any such determination pursuant to Section 17 of the Lease shall be made by a recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to Section 17 of the Lease, in which case an appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of Section 17 of the Lease shall be zero.

     "Fair Market Value Renewal Term" has the meaning given to such term in
      ------------------------------
Section 13(a) of the Lease.

     "Federal Aviation Administration" or "FAA" means the United States Federal
      --------------------------------     ---
Aviation Administration, the Administrator thereof and any agency or instrumentality of the United States government succeeding to their functions.

     "Fixed Renewal Term" has the meaning given to such term in Section 13(a) of
      ------------------
the Lease.

     "Government" means the United States of America or an agency or
      ----------
instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

     "Governmental Authority" means (a) any federal, state, county, provincial,
      ----------------------
municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality, commission, court or any political subdivision of any of the foregoing, and (b) each person who shall, from time to time, be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to aviation including any competent airport authority, air traffic control or navigation authority (including European Organization for the Safety of Air Navigation (Eurocontrol) and the Federal Aviation Administration of the United States of America or any person acting on its behalf).

     "Indemnitee" means each of Trust Company, in its individual capacity and as
      ----------
Owner Trustee, the Owner Participant, the Indenture Trustee, in its individual capacity and as trustee, the Loan Participant, each of the other Noteholders, and each of their respective successors, transferees or assigns permitted under the terms of the Operative Agreement, and each Affiliate, officer, director, employee, agent, representative, servant and corporate shareholder of any of the foregoing Persons.

     "Indenture" means the Trust Indenture and Security Agreement [N583ML],
      ---------
dated as of August 10, 1999, between the Owner Trustee and the Indenture
Trustee.

     "Indenture Default" means any event or condition which, with the lapse of
      -----------------
time or the giving of notice, or both, would constitute an Indenture Event of Default.

     "Indenture Documents" has the meaning specified in the Granting Clause of
      -------------------
the Indenture.

     "Indenture Estate" means all estate, right, title and interest of the
      ----------------
Indenture Trustee in and to any of the property, rights, interest, and privileges granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture, other than Excluded Payments and any and all other rights of the Owner Trustee or the Owner Participant expressly reserved to the Owner Trustee or the Owner Participant pursuant to the Indenture.

     "Indenture Event of Default" means each of the events specified in Section
      --------------------------
4.02 of the Indenture.

     "Indenture Supplement" means (a) the Trust Indenture and Security Agreement
      --------------------
Supplement No. 1, substantially in the form of Exhibit A to the Indenture, which shall describe with particularity the Aircraft included in the property of the Owner Trustee covered by the Indenture by reference to the Lease Supplement, and which creates a first priority purchase money equipment security interest in the Aircraft and (b) any other supplement to the Indenture from time to time executed and delivered in accordance with the Indenture.

     "Indenture Trustee" means Allfirst Bank, a Maryland state-chartered
      -----------------
commercial bank, as indenture trustee under the Operative Agreements on behalf of the Noteholders, and its successors and permitted assigns.

     "Indenture Trustee's Liens" means any Lien against, on or with respect to
      -------------------------
the Aircraft, any Engine, the Lessor's Estate or the Indenture Estate or any part thereof resulting from (i) claims against the Indenture Trustee or any Affiliate thereof not related to the administration of the Indenture Estate or any transactions contemplated by the Operative Agreements, (ii) any act or omission of the Indenture Trustee or any Affiliate thereof which is not related to the transactions contemplated by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, or (iii) Taxes imposed against the Indenture Trustee or any Affiliate thereof in its individual capacity in respect of which the Lessee has not indemnified (and is not obligated to indemnify) the Indenture Trustee or any Affiliate thereof in such capacity.

     "Lease" means the Lease Agreement [N583ML], dated as of August 10, 1999
      -----
between the Lessor and the Lessee.

     "Lease Supplement" means any Lease Supplement, substantially in the form of
      ----------------
Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

     "Lessee" means Midway Airlines Corporation, a Delaware corporation, and its
      ------
successors and permitted assigns.

     "Lessee Documents" means the Operative Agreements to which the Lessee is a
      ----------------
party.

     "Lessor" means First Union Trust Company, National Association, a national
      ------
banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and its successors and permitted assigns.

     "Lessor's Cost" has the meaning given to such term in Exhibit B of the
      -------------
Lease.

     "Lessor's Estate" means all estate, right, title and interest of the Owner
      ---------------
Trustee in and to the Aircraft, and Engines and the Operative Agreements (other than the Tax Indemnity Agreement) including, without limitation, all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind, but specifically excluding any Excluded Payments.

     "Lessor's Liens" means Liens against, on or with respect to the Aircraft,
      --------------
any Engine, the Lessor's Estate or the Indenture Estate or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Trust Company or the Owner Participant, in each case not related to the Operative Agreements or the transactions contemplated thereby,
(ii) acts or omissions of the Trust Company or of the Owner Participant not contemplated or permitted under the terms of the Operative Agreements, (iii) Taxes or Expenses imposed against the Trust Company, Owner Participant, Lessor's Estate or the trust created by the Trust Agreement which are not required to be indemnified against by the Lessee pursuant to Articles 6 or 7 of the Participation Agreement (other than due to the exclusions contained in Section 6.01(b)(x) or 7.01(b)(vii)) and which are not required to be indemnified against by the Lessee pursuant to the Tax Indemnity Agreement, or (iv) claims against the Trust Company or the Owner Participant arising from the transfer by the Lessor or the Owner Participant of its interests in the Aircraft or any Engine other than a transfer of the Aircraft or any other portion of the Lessor's Estate pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b), 14(a)
or 17 of the Lease and other than a transfer pursuant to the exercise of the remedies set forth in Section 17 of the Lease or any other transfer required by the Operative Agreements.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
exercise of rights, security interest, claim, including any right of ownership or other similar interest of any nature whatsoever.

     "Loan Participant" means and includes each registered holder from time to
      ----------------
time of an Equipment Note issued under the Indenture including, so long as it holds any Equipment Note issued under the Indenture, Canadian Regional Aircraft Finance Transaction No. 1 Limited, a Jersey, Channel Islands company, and its successors and permitted assigns.

     "Majority in Interest of Noteholders" means, as of a particular date of
      -----------------------------------
determination, the Noteholders of more than 66 2/3% of the aggregate unpaid principal amount of all Equipment Notes Outstanding as of such date (excluding any Equipment Notes owned or held by Owner Trustee, Lessee or the Owner Participant or any Affiliate of any such party or any interests of Owner Trustee or the Owner Participant therein by reason of subrogation pursuant to Section
2.12 of the Indenture (unless all Equipment Notes Outstanding shall be held by Owner Trustee, Lessee, the Owner Participant or any Affiliate thereof)).

     "Make-Whole Amount" means, with respect to the prepayment or repayment of
      -----------------
any Equipment Note, an amount equal to the excess, if any, of (i) the present value, as of the date of the relevant prepayment or repayment of such Equipment Note, of the respective installments of principal of and interest on such Equipment Note that, but for such prepayment or repayment, would have been payable on each Payment Date after such prepayment or repayment over (ii) the principal amount of such Equipment Note then being prepaid or repaid. Such present value shall be determined by discounting the amounts of such installments from their respective Payment Dates to the date of such prepayment or repayment at a rate equal to the Treasury Rate determined on the basis of a Designated Maturity equal to the then Remaining Weighted Average Life of such Equipment Note plus 0.5% (or in the case of any prepayment of such Equipment Note made within six months after the holder of such Equipment Note has made demand for the payment of any Increased Cost or of any amount pursuant to
Article 6 of the Participation Agreement in respect of withholding Taxes, the Treasury Rate determined on the basis of a Designated Maturity equal to the then Remaining Weighted Average Life of such Equipment Note plus 1.00%). Each holder of an Equipment Note will furnish to the Lessee and the Indenture Trustee a certificate setting forth the calculation and amount of the Make-Whole Amount with respect to its Equipment Note, which account shall be conclusive absent manifest error.

     "Manufacturer" means Bombardier Inc., a Canadian corporation, and its
      ------------
successors and permitted assigns.

     "Material Adverse Change" means, with respect to any Person, any event,
      -----------------------
condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition or its ability to perform its obligations under the Operative Agreements.

     "Minimum Liability Amount" has the meaning given to such term in Exhibit B
      ------------------------
to the Lease.

     "Net Economic Return" means the Owner Participant's nominal after-tax book
      -------------------
yield (utilizing the multiple investment sinking fund method of analysis), aggregate net after-tax cash and periodic FASB 13 earnings (plus or minus 5%), computed on the basis of the same methodology, constraints and assumptions as were utilized by the initial Owner Participant in determining Basic Rent percentages and Termination Value percentages as of the Delivery Date; provided,
                                                                       --------
that, if the initial Owner Participant shall have transferred its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest; provided, further, that, notwithstanding
                       --------  -------
the preceding proviso, solely for purposes of Article 13 of the Participation Agreement and calculating any adjustments to Basic Rent percentages and Termination Values percentages in connection with a refinancing pursuant to such
Article 13 at a time when the Owner Participant is a transferee (other than an Affiliate of the initial Owner Participant), the after-tax yield (but not the after-tax cash) component of Net Economic Return shall be calculated on the basis of the methodology and assumptions utilized by the transferee Owner Participant as of the date on which it acquired its interest.

     "Non-U.S. Person" means any Person other than a U.S. Person.
      ---------------

     "Noteholder" means and includes the Loan Participant and each subsequent
      ----------
registered holder from time to time of an Equipment Note issued under the Indenture for so long as the Loan Participant or such subsequent holder shall hold such Equipment Note.

     "Noteholder Tax Indemnitee" means each Noteholder and all Affiliates,
      -------------------------
directors, officers, agents, representatives, servants and corporate shareholders thereof.

     "Officer's Certificate" means as to any company a certificate signed by a
      ---------------------
Responsible Officer of such company.

     "Operative Agreements" means the Participation Agreement, the Trust
      --------------------
Agreement, the Deficiency Agreement, the Residual Agreement, the Return Condition Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the Purchase Agreement, the Purchase Agreement Assignment, the Engine Warranty Assignment, the PAA Consent, the Engine Manufacturer's Consent, the Lease, each Lease Supplement, any Owner Participant Guaranty, the Equipment Notes outstanding at the time of reference, the Indenture, each Indenture Supplement and the Tax Indemnity Agreement.

     "Opinion of Counsel" means when delivered pursuant to the Indenture, a
      ------------------
written opinion of legal counsel, who in the case of counsel (a) for the Lessee may be (i) an attorney employed by the Lessee who is generally empowered to deliver such written opinions, (ii) Fulbright & Jaworski L.L.P., or (iii) other counsel designated by the Lessee and reasonably satisfactory to the Indenture Trustee, and (b) for the Owner Trustee or the Indenture Trustee, an attorney selected by such Person and reasonably satisfactory to the Lessee and, in the case of the Owner Trustee, reasonably satisfactory to the Indenture Trustee.

     "Outstanding" means, when used with respect to Equipment Notes, as of the
      -----------
date of determination, all Equipment Notes theretofore executed and delivered under the Indenture, with the exception of the following:

          (i) Equipment Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to the Indenture or otherwise;

          (ii) Equipment Notes for which prepayment money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the holders of such Equipment Notes pursuant to Section 9.01 of the Indenture; provided that if such Equipment Notes are to be
                            -------- ----
          prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision therefor satisfactory to the Indenture Trustee has been made; and

          (iii) Equipment Notes in exchange for or in lieu of which other Equipment Notes have been executed and delivered pursuant to Article II of the Indenture.

     "Owner Participant" means Polaris Holding Company, a Delaware corporation,
      -----------------
and its successors and permitted transferees and assigns.

     "Owner Participant Guarantor" means the provider of an Owner Participant
      ---------------------------
Guaranty.

     "Owner Participant Guaranty" means any guaranty delivered or to be
      --------------------------
delivered to support the obligations of the Owner Participant under the Operative Agreements in connection with the transfer by the Owner Participant of the Beneficial Interest.

     "Owner Trustee" means the Trust Company, not in its individual capacity
      -------------
except as otherwise expressly stated, but solely as trustee under the Trust Agreement, and its successors and permitted assigns.

     "PAA Consent" means the Aircraft Manufacturer's Consent and Agreement
      -----------
[N583ML], dated as of August 10, 1999, from the Manufacturer.

     "Participants" means, collectively, the Owner Participant and the Loan
      ------------
Participant; "Participant" means, individually, one of the Participants.
              -----------

     "Participation Agreement" means the Participation Agreement [N583ML], dated
      -----------------------
as of August 10, 1999, among the Lessee, the Owner Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as owner trustee, the Owner Participant, the Indenture Trustee and the Loan Participant.

     "Parts" means any and all appliances, parts, instruments, components,
      -----
appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine or which have been removed therefrom so long as title to such removed Parts remains vested in Lessor under the terms of Section 7 of the Lease, exclusive of any items leased by the Lessee from third parties and not required to be installed on the Aircraft in accordance with the Lease or otherwise required in the navigation or operation of the Aircraft.

     "Past Due Rate" means a rate per annum equal to 2% plus the Applicable Rate
      -------------
or, if the Equipment Notes have been paid in full, a rate per annum equal to the TV Rate identified in Exhibit B to the Lease.

     "Payment Date" means each June 1 and December 1 through and including June
      ------------
1, 2015, commencing on December 1, 1999.

     "Permitted Air Carrier" means (a) any Section 1110 Person and (b) any
      ---------------------
foreign air carrier that is principally based in any foreign country listed on Exhibit E to the Lease except those that do not maintain normal diplomatic relations with the United States and, with respect to both clause (a) and (b) of this definition, which shall not then be subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws.

     "Permitted Investments" means (a) direct obligations of the United States
      ---------------------
of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), including any proprietary mutual fund of Allfirst Bank for which such bank or an affiliate is investment advisor or to which such bank provides other services to such mutual fund and receives reasonable compensation for such services, (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a short-term debt rating of "A1" by Standard & Poor's or "P1" by Moody's Investors Service, Inc. (or, if neither such organization shall provide such ratings at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of one year or less from date of purchase thereof; (e) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by a nationally recognized rating organization in the United States of America equal to the highest short-term debt rating assigned by such organization, or (f) obligations of the type described in clauses (a) or (b) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Unless otherwise specified in writing by the Indenture Trustee (or after the Lien of the Indenture has been discharged, the Owner Trustee), all such Permitted Investments shall mature not later than 30 days from the date of purchase. If any of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in (d) above.

     "Permitted Lien" has the meaning given to such term in Section 10 of the
      --------------
Lease.

     "Permitted Sublessee" means (a) any Permitted Air Carrier, (b) any airframe
      -------------------
or engine manufacturer, or Affiliate of such a manufacturer, who is domiciled in the United States of America or a country listed on Exhibit E to the Lease or
(c) the United States of America or any instrumentality or agency thereof.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, joint stock company, trust, unincorporated organization, association, corporation, institution, entity or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

     "Purchase Agreement" means Bombardier Regional Aircraft Division Purchase
      ------------------
Agreement No. PA-0393 dated September 17, 1997, as amended, between the Lessee and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement).

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
[N583ML], dated as of August 10, 1999, between Lessee and Owner Trustee.

     "Purchase Price" means an amount equal to Lessor's Cost.
      --------------

     "Reasonable Basis" means that a realistic possibility of success, within
      ----------------
the meaning of ABA Formal Opinion No. 85-352, exists for pursuing such contest.

     "Recovery Period" means "Tax Attribute Period" as defined in the Tax
      ---------------
Indemnity Agreement.

     "Refinancing" has the meaning given to such term in Section 13.01 of the
      -----------
Participation Agreement.

     "Register" has the meaning given to such term in Section 2.07 of the
      --------
Indenture.

     "Registrar" has the meaning given to such term in Section 2.07 of the
      ---------
Indenture.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Related Tax Indemnitee" means any Affiliate of any Tax Indemnitee.
      ----------------------

     "Remaining Weighted Average Life" means on a given date with respect to any
      -------------------------------
Equipment Note the number of days equal to the quotient obtained by dividing (i) the sum of each of the products obtained by multiplying (a) the amount of each then remaining scheduled payment of principal of such Equipment Note by (b) the number of days from and including such date to but excluding the dates on which each such payment of principal is scheduled to be made; by (ii) the then outstanding principal amount of such Equipment Note.

     "Renewal Term" has the meaning given to such term in Section 13(a) of the
      ------------
Lease.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Rent Payment Date" means each Payment Date during the Term.
      -----------------

     "Replacement Aircraft" means any Aircraft of which a Replacement Airframe
      --------------------
is part.

     "Replacement Airframe" means a Canadair Regional Jet Series 200ER series
      --------------------
aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall have become subject to the Lease pursuant to Section 8 thereof.

     "Replacement Closing Date" has the meaning given such term in Section 8(d)
      ------------------------
of the Lease.

     "Replacement Engine" means a General Electric CF34-3B1 Series 200 engine
      ------------------
(or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to Section 7(e) thereof; provided that, such engine shall be compatible with the other
              -------- ----
Engine, and shall be an engine of a type then being utilized by the Lessee on other Canadair Regional Jet Series 200 aircraft operated by the Lessee.

     "Residual Agreement" has the meaning given to such term in the recitals of
      ------------------
the Participation Agreement.

     "Responsible Officer" means, with respect to the Owner Trustee or the
      -------------------
Indenture Trustee, any officer in its Corporate Trust Administration, as the case may be, designated by such Person to perform obligations under the Operative Agreements, and with respect to any other party, any corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

     "Return Condition Agreement" means the Return Condition Agreement [N583ML],
      --------------------------
dated as of August 10, 1999, between the Manufacturer and the Lessee.

     "SEC" means the Securities and Exchange Commission of the United States and
      ---
any successor agencies or authorities.

     "Section 1110" means 11 U.S.C. (S) 1110 or any successor or analogous
      ------------
section of the federal bankruptcy law in effect from time to time.

     "Section 1110 Person" means a Citizen of the United States who is an air
      -------------------
carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals.

     "Secured Obligations" has the meaning specified in the Granting Clause of
      -------------------
the Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" has the meaning given to such term in Exhibit B to the Lease.
      ------

     "Security Trustee" means NatWest Aerospace Trust Company Limited, as
      ----------------
Security Trustee under the Deed of Charge, Assignment and Priorities dated April 20, 1998, among, inter alia, the initial Loan Participant, as at any time amended, modified, novated or replaced by any corresponding agreement or agreements (the "Deed of Charge"), or any other person acting as Security Trustee under the Deed of Charge as from time to time designated in writing to the Lessee.

     "Specified Default" means (a) an event or condition described in Section
      -----------------
16(a), (b), (f), (g), (h), (k) or (l) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "Specified Indenture Default" means (a) any Specified Default, or (b) any
      ---------------------------
Indenture Default arising under Sections 4.02(b), 4.02(c), 4.02(h) or 4.02(i) of the Indenture.

     "Specified Lease" means, at any time of determination, any lease under
      ---------------
which an aircraft is leased to the Lessee, if the Owner Participant or an Affiliate of the Owner Participant, or a trustee for the benefit of the Owner Participant or an Affiliate of the Owner Participant, shall be the lessor under such lease.

     "Sublease" means any sublease agreement between the Lessee and a Permitted
      --------
Sublessee as permitted by Section 5(b) of the Lease.

     "Supplemental Rent" means (a) all amounts, liabilities, indemnities and
      -----------------
obligations which the Lessee assumes or agrees to perform or pay under the Lease or under the Participation Agreement or Tax Indemnity Agreement or any other Operative Agreement to the Lessor, the Owner Participant, the Indenture Trustee, any Noteholder or others, including payments of Termination Value, EBO Amount, and amounts calculated by reference to Termination Value, any amounts of

Make-Whole Amount payable under the Indenture to the extent provided in Section 3(c) or Section 14 of the Lease, all other amounts payable under Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Participation Agreement or the Tax Indemnity Agreement or any other Operative Agreement, but excluding Basic Rent, and (b) all amounts that the Owner Trustee is obligated to pay in accordance with Section 2.14 of the Indenture.

     "Tax" or "Taxes" has the meaning set forth in Section 6.01(a) of the
      ---      -----
Participation Agreement.

     "Tax Indemnitee" means each Indemnitee.
      --------------

     "Tax Indemnity Agreement" means the Tax Indemnity Agreement [N583ML], dated
      -----------------------
as of August 10, 1999 between the Lessee and the Owner Participant.

     "Term" has the meaning given to such term in Section 3(a) of the Lease.
      ----

     "Termination Date" means each date listed in the column entitled
      ----------------
"Termination Date" in Exhibit D to the Lease or, during a Renewal Term or otherwise during any period following the last day of the Term, the second day of each month.

     "Termination Value" means (a) as of any Termination Date during the Basic
      -----------------
Term, the amount determined as set forth in Exhibit D to the Lease for that Termination Date, and (b) during any Renewal Term, the amount for the date involved, determined in accordance with Section 13(a) of the Lease, in either case adjusted as required by Section 3(d) of the Lease.

     "Transaction Costs" means those costs and expenses set forth in Section
      -----------------
8.01(a) of the Participation Agreement.

     "Transportation Code" means Title 49 of the United States Code, subtitle
      -------------------
VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

     "Treasury Rate" means for any Designated Maturity, the average yield to
      -------------
maturity of, and resulting from the bidding for, the most recently auctioned United States Treasury Notes with maturities equal to such Designated Maturity on the date three Business Days prior to the relevant calculation of Make-Whole Amount; and if United States Treasury Notes with such a maturity are not then auctioned and publicly traded, the weighted average yield to maturity of United States Treasury Notes with maturities next above and below such Designated Maturity (calculated as provided below); such yields in each case to be determined by averaging (and rounding upward to the nearest whole multiple of 1/1000 of 1% per annum, if the average is not such a multiple) the yields of the relevant United States Treasury Notes (rounded, if necessary, to the nearest 1/1000 of

1% with any figure of 1/2000 of 1% or above rounded upward) as displayed on the applicable Telerate screen (page 7677), or if such screen is not available, as quoted by two reputable dealers in United Stated Treasury Notes selected by a Majority in Interest of Noteholders, in either case, at approximately 11:00 a.m. New York time on the date, and notified to the Lessee, the Indenture Trustee and the Noteholders; any weighted average yield of United States Treasury Notes with two maturities is to be calculated in accordance with the following formula:


                                (Y2-Y1)(DM-X1)
                             -------------------
                     WAY=Y1+       (X2-X1)

Where:

     WAY  =   Weighted Average Yield

     DM   =   relevant Designated Maturity

     X1   =   whole integer in years closest to and less than DM which equals the maturity of a United States Treasury Note then publicly traded.

     X2   =   whole integer in years closest to and greater than DM which equals the maturity of a United States Treasury Note then publicly traded.

     Y1   =   yield, determined as provided above, of United States Treasury
              Notes then most recently auctioned with maturities equal to X1.

     Y2   =   yield, determined as provided above, of United States Treasury
              Notes then most recently auctioned with maturities equal to X2.

     "Trust Agreement" means the Trust Agreement [N583ML], dated as of August
      ---------------
10, 1999, between the Owner Participant and the Trust Company.

     "Trust Company" means First Union Trust Company, National Association, a
      -------------
national banking association, and its successors and permitted assigns.

     "Trust Estate" means the Lessor's Estate.
      ------------

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.
      -------------------

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in any relevant jurisdiction.

     "United States", "U.S." or "US" means the United States of America.
      -------------    ----      --

    "U.S. Person" means a Person described in (S) 7701(a)(30) of the Code.
     -----------

     "Warranty Bill of Sale" means (A) the full warranty bill of sale covering
      ---------------------
the Aircraft (and specifically referring to each Engine) executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a full warranty bill of sale covering a Replacement Aircraft (and specifically referring to each Engine) executed by the seller thereof in favor of the Owner Trustee.

                                                                       Exhibit A
                                                              to Lease Agreement


                        LEASE SUPPLEMENT NO. 1 [N583ML]
                        -------------------------------

          THIS LEASE SUPPLEMENT NO. 1 [N583ML] dated August _____, 1999, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N583ML], dated as of August 10, 1999 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through February __, 2016 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5      All of the terms and provisions of the Lease are hereby
incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Indenture Trustee on the signature page of each thereof.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.



                              FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION
                              not in its individual capacity,
                              but solely as Owner Trustee



                              By:_____________________________
                              Name:
                              Title:

                              MIDWAY AIRLINES CORPORATION


                              By:_____________________________
                              Name:
                              Title:

          THE LESSOR HAS ASSIGNED THIS LEASE SUPPLEMENT TO THE INDENTURE TRUSTEE AS SECURITY. TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE IMMEDIATELY FOLLOWING THIS LEGEND.

          Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this _____ day of August, 1999.

                              ALLFIRST BANK, as Indenture Trustee


                              By:   ______________________________
                                    Name:
                                    Title:

                                                                     SCHEDULE I
                                                            TO LEASE SUPPLEMENT

                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME

                  Manufacturer's     FAA Registration     Manufacturer's
Manufacturer          Model                 No.             Serial No.
------------      --------------     ----------------     --------------
Bombardier Inc.   CL-600-2B19        N583ML               7327




                                    ENGINES

                                Manufacturer's      Manufacturer's
Manufacturer                          Model           Serial Nos.
------------                    --------------      --------------
General Electric Company        CF34-3B1            GE-E-872529

                                                    GE-E-872530



          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                                                      SCHEDULE I
                                                                    TO EXHIBIT A

                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                                                       Exhibit B

                         Certain Economic Information
                         ----------------------------


"EBO Amount" shall mean $ *.
 ----------

"EBO Date" shall mean December 1, 2013.
 --------

"Lessor's Cost" shall mean $ *.
 -------------

"Minimum Liability Amount" shall mean $200,000,000.
 ------------------------

"Transaction Costs" shall mean * % of Lessor's Cost.
 -----------------

"Seller" shall mean Bombardier Capital Inc.
 ------

"Estimated Value" shall mean $ *.
 ---------------

"Compounded Discounted Rate" shall mean 14% per annum.
 --------------------------

"TV Rate" shall mean a rate equal to the rate per annum announced from time to
 -------
time by Citibank, N.A. as its prime rate plus two percent (2%) per annum.

"Renewal Rental Rate" shall mean $ * per annum.
 -------------------

"Applicable Rate" shall mean * % per annum.
 ---------------

* Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.

                                                                       Exhibit C

                                  Basic Rent
                                  ----------


Basic Rent Payment Date                    Amount
-----------------------                    ------

Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.

                                                                       Exhibit D

                              Termination Values
                              ------------------

Termination Date                                Termination Value
----------------                                -----------------

Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.

                                                                       Exhibit E


       List of Countries - Permitted for Re-Registration and Subleasing
      ------------------------------------------------------------------

Australia                        Italy

Austria                          Japan

Belgium                          Luxembourg

Canada                           Netherlands

Denmark                          New Zealand

Finland                          Norway *

France                           Portugal *

Germany                          Sweden

Iceland                          Switzerland

Ireland                          United Kingdom


* only for Subleasing

                                                                       Exhibit F

                               RETURN CONDITIONS
                               -----------------

The portion of this Exhibit appearing below this text is intentionally deleted from the FAA filing counterpart as the parties hereto deem it to contain confidential information.

          A.   General Conditions Upon Return.  Unless purchased by Lessee
               ------------------------------
pursuant to Section 13 of the Lease, at the time of return of the Airframe upon the termination of the Lease at the end of the Basic Term or any Renewal Term or pursuant to Section 14(c) or 17 of the Lease: (i) the Aircraft shall be registered with the FAA in the name of the Lessor (except for a failure caused by the Lessor being ineligible to be the registered owner of an aircraft registered with the FAA), (ii the Aircraft shall have and be in compliance with a currently valid standard certificate of airworthiness issued by the FAA and be in compliance with Part 121 of the FAA Regulations (or successor regulations), (ii the Aircraft shall be free and clear of all Liens (other than Lessor's Liens) and rights of persons not party to any Operative Agreement under pooling, interchange, overhaul, repair or similar agreements or arrangements, (iv the Aircraft shall be in as good operating condition as when originally delivered to Lessee, ordinary wear and tear excepted, and be fully equipped with two Engines or other engines meeting the requirements of Replacement Engines, (v) the Aircraft shall have all Lessee's and any Permitted Sublessee's exterior markings removed or painted over and the areas where such markings were removed or painted over refurbished as necessary to blend with adjacent areas, (vi the Aircraft shall be in regular U.S. passenger configuration and with the same number of seats as when delivered and the interior of the Aircraft shall be clean in accordance with Lessee's customary standard for a "between flights" cleaning, (vi the Aircraft will be in compliance with the maintenance provisions of the Lease, and (vi the Aircraft shall have no outstanding airworthiness directives issued by the FAA requiring terminating action by the date of return. In the event the FAA shall issue any directive which would require improvements to the Aircraft in order for the airworthiness certificate of the Aircraft to be maintained in good standing, Lessee shall not apply for an extension of the date of compliance with the directive as to the Aircraft to a date after the date of return of the Aircraft pursuant to Section 12 of the Lease, unless it shall previously or concurrently have applied for such an extension with respect to all Canadair Regional Jet Series 200 ER aircraft in its fleet affected by such directive.

          B.   Hours of Operation.  Unless purchased by Lessee pursuant to
               ------------------
Section 13 of the Lease, at the time of return of the Airframe upon the termination of the Lease at the end of the Basic Term or any Renewal Term or pursuant to Section 14(c) or 17 of the Lease: (A) the Airframe shall have remaining 25% of the hours or cycles of operation (whichever shall be applicable) remaining until the Aircraft's next structural inspection (which under the maintenance program in effect on the Delivery Date is the "C4"), all as determined in accordance with the Lessee's (or any Permitted Sublessee's) FAA approved maintenance program and (B) the number of hours or cycles of operation (whichever shall be applicable under the maintenance program then in use with respect to such Engine or engine) on each Engine or engine remaining until the next scheduled life limited parts replacement, including hot section refurbishment, shall be at least 25% of the hours or cycles (whichever shall be applicable) between such life limited parts replacement, including hot section refurbishment, allowed under the maintenance program then in use with respect to such Engine or engine which shall have been approved by all necessary governmental approvals of the country under the laws of which the Aircraft shall have then been registered.

          If (A) the Airframe does not meet the conditions specified in said clause (A) above, Lessee shall pay or cause to be paid to Lessor a Dollar amount computed by multiplying (I) the cost of performing the next structural inspection of the type referred to in such clause (A) at a rate then charged by an outside maintenance provider to Lessee for performing such work (where such rate would also be available to Lessor) by (II) a fraction of which (x) the numerator shall be the excess of (A) 25% of the hours of operation allowable for the Airframe between such structural inspection over (B) the number of hours of operation remaining on the Airframe to the next such structural inspection and
(y) the denominator shall be the number of hours of operation allowable between such structural inspection.

          If any Engine or engine does not meet the conditions specified in clause (B) above, Lessee shall pay or cause to be paid to Lessor, with respect to any such Engine or engine, a Dollar amount computed by multiplying (aa) the cost of performing the scheduled life limited parts replacement, including hot section refurbishment, under the maintenance program then used by Lessee or any Permitted Sublessee for an engine of the same model as such Engine at a rate then charged by an outside maintenance provider to Lessee or such Permitted Sublessee for performing such work (where such rate would also be available to Lessor) by (cc) a fraction of which (x) the numerator shall be the excess of 25% of the hours or cycles of operation (whichever is applicable) between life limited part replacement allowable for an engine under the maintenance program then in use with respect to such Engine or engine over the actual average number of hours or cycles of operation on such Engine or engine remaining until the next such scheduled life limited parts replacement, including hot section refurbishment, and (y) the denominator shall be the number of hours or cycles allowable between such scheduled life limited parts replacement, including hot section refurbishment.

                             Note to Exhibit 10.5

The following Lease Agreement is substantially identical in all material respects to the Lease Agreement filed herewith except as follows:

                                                                  Aircraft
                                        Aircraft  Rental and      Manufacturer's
Date                Expiration Date     Tail No.  Related Terms   Serial No.
----                ---------------     --------  -------------   --------------
August 10, 1999     February 16, 2016   N584ML          *         7330
September 10, 1999  March 17, 2016      N585ML          *         7334


*   Confidential Treatment Requested